Exhibit 10.24

CONFIDENTIAL

MASTER AGREEMENT MA02373.2

This Master Agreement between Fannie Mae and Crescent Bank and Trust Company (“Lender”) governs the sale by Lender, and the purchase by Fannie Mae, of eligible residential mortgage loans (the “Mortgages”). This Master Agreement includes all of the terms and conditions described in all of the exhibits, attachments, conversions, commitments and MBS Pool Purchase Contracts (“MBS Contracts”) attached or entered into as a part of this Master Agreement. Additionally, the “Master Agreement Terms and Conditions” section of Fannie Mae’s Selling Guide (the “Selling Guide”), which is incorporated into this Agreement by this reference, outlines in more detail the general terms and conditions of the Master Agreement and MBS Contracts and contains a complete description of the terms “Master Conversions” and “MBS Pricing Confirmations,” as well as other related terms and instructions. The execution of this Master Agreement requires compliance with all provisions and sections of this Master Agreement, including all Master Conversions, MBS Contracts, cash commitments, exhibits and attachments to this Master Agreement.

To sell Mortgages under this Master Agreement, Lender and Fannie Mae must also enter into one or more Master Conversions. In addition, depending on whether Lender will be delivering Mortgages under one of Fannie Mae’s cash purchase programs (Negotiated or Standard) or under Fannie Mae’s MBS program, Lender and Fannie Mae will also need to enter into the appropriate cash commitments or MBS Pricing Confirmations for MBS Contracts.

Lender and Fannie Mae acknowledge that the Estimated Dollar Amount (as set forth on Exhibit 1) is an estimate by the parties, as of the date of execution hereof, of anticipated Mortgage deliveries and such amount may change over the term of this Master Agreement. Notwithstanding the fact that a Maximum Amount of Pool Purchase Transactions for Delivery is set forth in each MBS Contract, the total amount to be sold shall be governed by the applicable Master Conversions. The sum of the actual Mandatory Delivery Amounts (whether one or more), as reflected in the Master Conversions, will reflect the actual volume of Mortgage deliveries agreed to by the parties and will supersede any Estimated Dollar Amount set forth in Exhibit 1.

For this Master Agreement to become effective, Lender must execute and return to Fannie Mae a duplicate original within ten business days of Lender’s receipt of this Master Agreement. Otherwise. Fannie Mae may, at its option, declare this Master Agreement null and void.

Lender hereby confirms, by checking the appropriate section below, that:

☐	It is not a federally-insured institution or an affiliate or subsidiary of a federally-insured institution.

☐

It is a federally-insured institution or an affiliate or subsidiary of a federally-insured institution. If Lender has checked this section, then Lender agrees to the representations and warranties described in the “Master Agreement Terms and Conditions” section of the Selling Guide.

Master Agreement MA02373.2

Amendment 20

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles
Customer Account Manager

Agreed, acknowledged, and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	12-11-02

Agreed, acknowledged, and accepted.

CRESCENT MORTGAGE SERVICES

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	12-11-02

Master Agreement MA02373.2

Amendment 20

EXHIBIT 1

TO MASTER AGREEMENT MA02373.2

Lender Name	Crescent Bank and Trust Company

Lender Number	23227-000-4

Delivery Term:	Second

Effective Date of Delivery Term:	January 1, 2003

Expiration Date of Delivery Term:	June 30, 2003

Estimated Dollar Volume for Delivery Term:	$175,000,000.00 (eligible for delivery only upon incremental conversions to Mandatory Delivery Amounts under one or more Master Conversions)

Master Agreement MA02373.2
MA - 3
Amendment 20

MASTER AGREEMENT

Master Conversion for Crescent Bank and Trust Company
MA02373.2-01

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae’s MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the “Conversion Period”) and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender’s sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:	MA02373.2

Mandatory Delivery Amount:	$175,000,000.00, plus or minus 5%

Effective Date:	January 1, 2003

Expiration Date:	June 30, 2003

MBS Contracts:	A06303, A06304, A06305, A06808, A06809, A06810, A06811

Master Agreement MA02373.2
MA - 4
Amendment 20

VARIANCES

This Variances Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following variances. Unless otherwise specified, the following variances apply only to conventional, first lien Mortgages.

1.

With respect to any Variances in this “Variances” section that incorporate a table to describe eligibility of Mortgages delivered under that Variance, the following definitions and restrictions apply to all such Variances.

•

Mortgage products listed under “Eligible Products/Programs” are the only eligible mortgage products and/or programs. A reference to “All Standard per Selling Guide” means only standard mortgage products (e.g., FRM, ARM, 7-year balloon), and does not include any specially negotiated products, community or affordable lending products, or products requiring special lender approval.

•

The loan purpose(s) listed under “Loan Purpose” (Purchase Money Mortgage, Cashout Refinance, Limited Cashout Refinance) is/are the only eligible loan purpose for Mortgages delivered under the Variance.

•

The property type(s) and number of units listed under “Dwelling Type” (e.g. Detached, Condo, PUD) and “Units” (e.g. 1, 2, 3, 4) is/are the only eligible property types and number of units for Mortgages delivered under the Variance.

•

The occupancy status listed under “Occupancy Status” (e.g. Owner, 2nd Home, or Investor) is/are the only eligible occupancy status for Mortgages delivered under the Variance. “Owner” means owner-occupied primary residence, “2nd Home” means second home, and “Investor” means an investment property.

•

The LTV or CLTV listed in the “LTV” or “CLTV” column represent the maximum possible LTV or CLTV for the Mortgages delivered under the Variance. A lower maximum LTV or CLTV may apply depending on the loan products (e.g. ARM or balloon), if “All Standard per Selling Guide” has been selected under “Eligible Products/Programs.”

2.	In the event that a Variance table references “Coop” as an eligible “Dwelling Type,” Lender must be approved for delivery of cooperative share loans to Fannie Mae, per the Selling Guide.

3.	Any special feature code designated for the Variance is in addition to any other special feature codes that may be required.

4.

If any column in the Variance table is blank, Lender must refer (a) first to the terms and conditions of that Variance, and (b) then to the Selling Guide or the Guide to Underwriting with Desktop Underwriter®, as applicable, both as amended from time to time.

Master Agreement MA02373.2
VAR Preamble - 1

VARIANCES

VAR 1	Bulk Alt A Product FRM
VAR 2	Desktop Underwriter ‘Expanded Approval with Timely Payment Rewards SM’ Initiative
VAR 3	Relocation Mortgages Guidelines/Trailing Secondary Wage Earner Income
VAR 4	Other Automated Underwriting Systems

Master Agreement MA02373.2
VAR/TOC - 1

VAR 1           Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as:  the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

Master Agreement MA02373.2
VAR 1 - 1

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance.  With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income - No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification
Program Type	PMM, R/T Refi, COR
Product Type	FRM only
Amortization Terms	15- and 30- year
Eligible Units	1 -2 unit properties
Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage - value not to exceed 33% of total.
Geographic Limitations	None
Occupancy Status	Owner Occupied and 2nd Homes
Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.
Mortgage Insurance	Standard mortgage insurance required.
Maximum LTVs and Credit Scores:
- Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

- 2nd Homes	1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.
Secondary Financing	No Subordinate financing allowed on new loan.
Credit Report	Three In-file merged credit report.
Qualifying Debt Ratios:	Ratios are not considered.
Reserves:	No assets are verified; reserves are not required.

Master Agreement MA02373.2
VAR 1 - 3

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.
Credit Report Letter of Explanation	Not required as this product is credit score driven.
Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.
Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.
Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.
Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.
Seller contributions	Per Fannie Guides.
Gift Funds	No gifts allowed.
Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.
Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.
Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.
Self-employed Profit & Loss/ Balance Sheet	Income verification is not required. No 4506 required.
Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification
Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.
Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4

VAR 2           Desktop Underwriter ‘Expanded Approval with Timely Payment RewardsSM’ Initiative September 2002

The following terms and conditions apply only to Mortgages originated and delivered to Fannie Mae pursuant to the Desktop Underwriter® “Expanded Approval with Timely Payment RewardsSM” Initiative (hereinafter referred to as “the Initiative”). Mortgages originated under the Initiative must have been submitted to the Expanded Approval version of Desktop Underwriter for analysis.

Lender may deliver Mortgages originated under the Initiative in accordance with the following:

1.	Eligibility.

	(a)	General.

Each Mortgage must comply with the requirements of the “Expanded Approval with Timely Payment Rewards Lender Guide” (the “EA Lender Guide”), as may be amended from time to time, as supplemented by the following specific provisions below. A breach of any of such eligibility criteria shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide. The EA Lender Guide may be accessed through eFannieMae.com, under “Mortgage Product Information.”

	(b)	Recommendation Levels.

(i)

Mortgages receiving an “EA-I/Eligible,” “EA-II/Eligible,” or “EA-III/Eligible” recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for delivery in accordance with the terms hereof.

(ii) Any Mortgage receiving a recommendation of “Refer W Caution/IV” is ineligible for delivery to Fannie Mae.

(iii)

Generally, Mortgages that receive an “EA/Ineligible” recommendation are not deliverable to Fannie Mae. If any such Mortgage meets the requirements of an applicable Product Variance or a Community Lending Product Variance as described in Paragraph 4(b) below, or a negotiated underwriting variance in the Master Agreement (“Underwriting Variance”) providing for specific eligibility requirements, as described in Paragraph 4(a) below, then such Mortgages are only deliverable in accordance with the provisions of Paragraph 4 below.

	(c)	Product Eligibility.

See the EA Lender Guide for all product eligibility information.

	(d)	Definitions.

As used herein, these terms have the following meanings:

(i) “EA-I Mortgages” means Mortgages receiving a recommendation of “EA-I/Eligible” or “EA-I/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.

Master Agreement MA02373.2
VAR 2 - 1
Amendment 20

(ii) “EA-II Mortgages” means Mortgages receiving a recommendation of “EA-II/Eligible” or “EA-II/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.

(iii) “EA-III Mortgages” means Mortgages receiving a recommendation of “EA-III/Eligible” or “EA-III/Ineligible,” only if an Underwriting Variance per Paragraph 4(a) is applicable.

2.	Limited Waiver of Warranties.

Mortgages receiving the “EA-I/Eligible,” “EA-II/Eligible,” and “EA-III/Eligible” recommendation in the Desktop Underwriter Underwriting Findings Report are eligible for the “Limited Waiver of Representations and Warranties,” as set forth in the Selling Guide, Part I, Chapter 2, Section 202.02, provided that each such Mortgage:

(a)

is subject to all applicable requirements, restrictions, stipulations, and limitations specified in this Master Agreement, the applicable Pool Purchase Contract and the Guide to Underwriting with Desktop Underwriter, as amended from time to time (the “Desktop Underwriter Guide”), as modified by this Agreement, which may include the purchase price or guaranty fee, any price adjustment, or similar charge and the aggregate outstanding principal amount; and

	(b)	meets all applicable product eligibility requirements.

3.	Timely Payment Rewards Feature.

Only fixed rate, fully amortizing, level payment EA-II Mortgages and EA-III Mortgages may be originated with the Timely Payment Rewards feature, which includes an interest rate reduction provision, subject to the following:

	(a)	Such Mortgages must be delivered to Fannie Mae for cash.

	(b)	The Mortgage must meet all applicable product eligibility requirements.

(c)

The Mortgage must be originated with the Timely Payment Rewards Addendum to the Note (Fannie Mae Form 1410) (the “Addendum”) and the Timely Payment Rewards Rider to the Security Instrument (Fannie Mae Form 1412) (the “Rider”).

(d)

The mortgagor must meet the eligibility criteria set forth in the Addendum and the Rider. The Mortgage servicer will be responsible for complying with the provisions of the EA Lender Guide relating to interest rate reduction, including evaluating the mortgagor’s payment history on the second, third and/or fourth anniversary date of the scheduled due date of the first full installment payment due under the Note (“Anniversary Date”) to determine if the mortgagor has met the eligibility criteria for the interest rate reduction.

4.	Mortgages with Product Variances or Underwriting Variances.

(a)

Mortgages that receive an “EA/Ineligible” recommendation that were originated with Underwriting Variances are only deliverable to Fannie Mae with Fannie Mae’s prior approval. Fannie Mae must approve combining the Underwriting Variance with the

Master Agreement MA02373.2
VAR 2 - 2
Amendment 20

Initiative, even if the Underwriting Variance has been approved under this Master Agreement for non-Initiative mortgages. The specific reason(s) for ineligibility must be permitted under the terms of the Underwriting Variance. With Fannie Mae’s prior approval, Lender may deliver such Mortgages, provided that such Mortgages:

	(i)	are not eligible for the Limited Waiver of Warranties;

	(ii)	must meet all of the terms of the Initiative specified herein and the terms applicable to the Underwriting Variance;

	(iii)	must be identified with the applicable special feature code for the Initiative in addition to any special feature codes that may be applicable under the terms of the Underwriting Variance; and

	(iv)	are subject to the applicable loan level price adjustments for the Initiative, in addition to any loan level price adjustments that may be applicable under the terms of the Underwriting Variance.

(b)

Certain Mortgages receiving any of the three levels of “EA/Eligible” recommendations or an “EA/Ineligible” recommendation in Desktop Underwriter may also meet the requirements of a product, initiative or pilot that is available to Lender under the terms of this Master Agreement (a “Product Variance”). If the Product Variance is a Community Lending or affordable housing initiative or pilot (a “Community Lending Product Variance”), then Lender may disregard the “EA” recommendation and underwrite such Mortgage outside of Desktop Underwriter in accordance with the provisions of the Community Lending Product Variance, provided that such Mortgages:

	(i)	are not eligible for the Limited Waiver of Warranties;

	(ii)	must meet all of the terms of the Community Lending Product Variance;

(iii)

must be identified only with the special feature codes applicable to the Community Lending Product Variance (the special feature codes applicable to the Initiative shall not apply to such Mortgages); and

(iv)

are subject to the pricing and any loan level price adjustments applicable to the Community Lending Product Variance (the loan level price adjustments applicable to the Initiative shall not apply to such Mortgages).

Mortgages receiving any of the three levels of “EA/Eligible” recommendations or an “EA/Ineligible” recommendation in Desktop Underwriter that meet the requirements of a Product Variance that is available to Lender under the terms of this Master Agreement, but that is not a Community Lending Product Variance, may be delivered to Fannie Mae only with Fannie Mae’s prior approval.

(c)	Any variance for the waiver of any of Fannie Mae’s standard loan level price adjustments shall not apply to Mortgages originated under the Initiative.

Master Agreement MA02373.2
VAR 2 - 3
Amendment 20

5.	Delivery and Pricing.

	(a)	Loan Level Price Adjustments for MBS Delivery.

(i)

Each EA-I Mortgage or EA-II Mortgage delivered for MBS is subject to payment of the applicable base guaranty fee, as set forth in the applicable MBS pool purchase contract, in addition to payment of the applicable Initiative loan level price adjustment as shown below, plus all other loan level price adjustments that may be applicable to such Mortgage. Additionally, Lender shall identify all EA-I Mortgages and EA-II Mortgages at delivery with the applicable Special Feature Code as shown below.

Risk Level	Initiative Loan Level Price Adjustment	Special Feature Code

EA-I Mortgages	1.50% (for all Mortgages)	340
EA-II Mortgages (without Timely Payment Rewards only)	2.75% (for all Mortgages)	341

	(ii)	Lender must set up a bank account from which Fannie Mae can draft loan level price adjustments in accordance with the requirements of the Selling Guide, as amended from time to time.

(iii)

Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.

(iv)

Please note that any loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

	(v)	Mortgages described in Paragraph 5(b)(ii) below are not eligible for delivery for MBS.

(b)	Cash Execution.

	(i)	All EA-I Mortgages, EA-II Mortgages and EA-III Mortgages are eligible for delivery for cash.

	(ii)	The following Mortgages are eligible for delivery only for cash:

		(A)	all EA-II Mortgages that include the Timely Payment Rewards feature; and

Master Agreement MA02373.2
VAR 2 - 4
Amendment 20

	(B)	all EA-III Mortgages, whether or not such Mortgages include the Timely Payment Rewards feature.

(iii)

In addition to the cash pricing described in subparagraph (iv) below, each Mortgage is subject to the payment of all other loan level price adjustments that may be applicable to such Mortgage. Lender shall identify all Mortgages at delivery with the applicable Special Feature Code as shown below.

Risk Level	Special Feature Code (for all Mortgages, regardless of LTV)

EA-I Mortgages	340
EA-II Mortgages without Timely Payment Rewards	341
EA-II Mortgages with Timely Payment Rewards	459
EA-III Mortgages without Timely Payment Rewards	342
EA-III Mortgages with Timely Payment Rewards	376

(iv)

To obtain Fannie Mae cash pricing, Lender may go to eFanniemae.com and select “eCommitting” under the Lending and Servicing menu or call the Cash Commitment Window for separate commitments at 1-800-752-1080 and select Option 5. At delivery Lender must advise the Cash Commitment Window:

	(A)	that the subject commitment is for the Initiative, and

	(B)	that the subject risk level is either I, II or III (indicate which one), and

	(C)	if applicable, that the Mortgage includes the Timely Payment Rewards rate reduction feature, and

(D)

of the applicable Special Feature Code(s) and all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time; and

	(E)	the applicable mortgage insurance level; and

	(F)	of the mortgage term (10-year, 15-year, 20-year, or 30-year), and

	(G)	of the mortgage product (fixed-rate mortgage or the applicable ARM plan), and

	(H)	of the LTV of the Mortgage.

Master Agreement MA02373.2
VAR 2 - 5
Amendment 20

(v)

Delivery of Mortgages under the Initiative shall be subject to all applicable loan level price adjustments as required by the Selling Guide and the Expanded Approval Eligibility Matrix, in the Desktop Underwriter Guide, both as amended from time to time. In addition, Mortgages under the Initiative are subject to the payment of the general Desktop Underwriter usage fees outlined in the Desktop Underwriter Seller/Servicer Software License and Subscription Agreement between Lender and Fannie Mae.

(vi)

Please note that the cash price and/or any other loan level price adjustment associated with the delivery and profile of Mortgages underwritten through Desktop Underwriter are subject to change at any time during the term of this Master Agreement. These changes will be reflected in the Desktop Underwriter Guide or other written notice from Fannie Mae.

6.	General.

	(a)	Mortgage Insurance.

(i)

The terms and conditions on which Fannie Mae has agreed to acquire the Mortgages originated pursuant to the Initiative assume that additional mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages have been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (A) cause a mortgage insurer to decline to insure a Mortgage, or (B) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(ii)

A minimum of 35% mortgage insurance coverage is required for (A) all Mortgages with LTVs greater than 95%, and (B) all Mortgages with LTVs of 90.01-95% originated using flexible sources of funds for the down payment.

(iii)

Mortgages originated with mortgage insurance under the “Reduced MI” Coverage Option or the “Lower-Cost MI” Coverage Option (all as described in the Selling Guide) are not eligible for delivery under the Initiative.

	(b)	Subordinate Financing.

Mortgages may be subject to subordinate financing in accordance with the EA Lender Guide. Mortgages subject to subordinate financing are subject to any applicable loan level price adjustments, in addition to any other loan level price adjustments that may apply.

	(c)	Loan Level Price Adjustments.

All loan level price adjustments referenced herein will be equal to the percentage amount specified multiplied by the issue date principal balance of the Mortgage, in the case of Mortgages delivered for MBS and the delivery date principal balance, for mortgages delivered for cash.

Master Agreement MA02373.2
VAR 2 - 6
Amendment 20

(d)	Refinances.

Mortgages delivered to Fannie Mae under the Initiative are not eligible for subsequent refinancing using any Fannie Mae Enhanced Streamlined Refinance process. In order for such mortgages to be eligible for delivery to Fannie Mae, these cases must be submitted to Desktop Underwriter for credit risk analysis.

(e)	Servicing.

Lender acknowledges that Lender is not approved to service Mortgages originated pursuant to the Initiative and agrees to assign the servicing to an authorized servicer of Expanded Approval with Timely Payment Rewards Mortgages at the time of delivery to Fannie Mae in accordance with the provisions of the “EA Lender Guide,” as amended from time to time.

Master Agreement MA02373.2
VAR 2 - 7
Amendment 20

VAR3           Relocation Mortgage Guidelines/Trailing Secondary Wage Earner Income

Eligible Products / Programs	Loan Purpose	Dwelling Type	Units	Occupancy Status	LTV	CLTV

FRM:	Purchase Money Mortgage	Detached Condo PUD	1	Owner	90	90

Parameters	Options/ Limitations

Minimum Credit Score	Standard per the Selling Guide and DU Guide to Underwriting
Loan Level Price Adjustment	N/A
Foreclosure Loss Risk	Fannie Mae
Documentation

Mortgages must be originated using either full documentation for all information related to the borrowers’ employment, income, and source of funds or Fannie Mae’s TimeSaver alternative documentation program.

Delivery Limitations	50%
Interest Rate Buydowns	Mortgages subject to temporary buydowns are not permitted.
Geographic Limitations	N/A

Additional Terms

Under the following conditions, a percentage of the average income for the previous two years of a “trailing secondary wage earner” of a relocated employee (“borrower”) can be used for qualification purposes (the “borrower” and “trailing secondary wage earner” may collectively be referred to as the “borrowers”.) A “trailing secondary wage earner” is defined as a relative or domestic partner of the primary wage earner. A “relative” is defined as the primary wage earner’s spouse, child, other dependent, or any other individual who is related by blood, marriage, adoption, or legal guardianship. “Domestic partners” are defined as persons who share a committed relationship showing financial interdependence and joint responsibility for each other’s common welfare, are not related by blood, reside in the same household, and intend to reside together indefinitely.

Percent of Income	Maximum LTV

75%	80%
50%	90%

Conditions

(i)	Maximum allowable underwriting ratios are 28%/36%.

(ii)

The borrower must be relocating with the same employer or as a new hire with a company that provides relocation benefits, and must be eligible to receive such benefits. (The Lender must retain (a) literature produced by the employer describing the employer’s relocation program in detail and (b) evidence of the borrower’s eligibility under the program in the individual Mortgage file.)

Master Agreement MA02373.2
VAR 3 - 1

(iii)

The “trailing secondary wage earner” must have been a salaried or commissioned employee who had been employed in the same occupation for the two years immediately preceding the transfer, and must provide a written statement that he or she intends to obtain employment in the new location. Income from a “trailing secondary wage earner” who was self-employed may not be considered for qualifying purposes.)

(iv)

The borrowers must have cash reserves (after the purchase of the new home) equal to at least six months of payments for all housing costs and other obligations (including installment and revolving debt). In determining these reserves, housing costs include not only the cost of housing in the new area, but also any payments that are being made on any unsold previous residence or investment properties (in instances where such payments are not being paid by the employer of the borrower).

(v)

Lender must determine that the new location provides on-going opportunities for the “trailing secondary wage earner” to obtain employment in his or her current occupation and must document the individual Mortgage file accordingly.

Master Agreement MA02373.2
VAR 3 - 2

VAR 4           Other Automated Underwriting Systems

Fannie Mae recognizes that Lender may originate or purchase from third parties mortgages that have been submitted for evaluation to an automated underwriting system (“AUS”) other than DU. Lender may deliver to Fannie Mae mortgages processed through a third-party system in accordance with the provisions of this Variance set forth below, provided that Lender acknowledges and agrees not to use these provisions in any manner that would adversely select or harm Fannie Mae and:

(i)

The mortgages meet Fannie Mae’s eligibility requirements described in the Fannie Mae Selling Guide, as modified by the Master Agreement, this Variance or the DU Guide, as any of the foregoing may be amended from time to time.

(ii)	Such mortgages must receive a recommendation of “standard accept” (either full or streamlined documentation levels) or “accept plus” from the other AUS.

(iii)

All data pertaining to the mortgage is complete and accurate, and all data on which the underwriting decision recommended by the other AUS was based remain unchanged as of the closing date for such mortgage.

(iv)

Such mortgages must be documented and closed in accordance with the requirements of the other AUS, except with respect to the appraisal requirements, as provided in (xiii) below. Verification of all such data is provided with the delivered mortgage loan file and such verification complies with the requirements of the other AUS. Lender must take all appropriate action in response to the verification messages/approval conditions that appear in the “findings” report that the other AUS produces with respect to the related mortgage loan application prior to the closing of the mortgage, with proper documentation in the loan file. Lender represents and warrants that copies of all reports generated by the other system will be included in the loan file, and that Lender is not prohibited from providing such copies.

(v)

With the exception of mortgages that are otherwise eligible for delivery under the Master Agreement or DU, mortgages receiving a recommendation of “standard accept” (either full or streamlined documentation levels) or “accept plus” from the other AUS are not eligible for delivery under this Section if the recommendation (1) includes a requirement for additional fees, credit enhancements, or other special conditions, except as otherwise expressly provided in (ix) below, or (2) the mortgage insurance coverage level obtained is lower than required per Fannie Mae’s Selling Guide, even if a reduced level of coverage is permitted by the other AUS recommendation.

(vi)	Lender and Fannie Mae must mutually agree upon any AUS employed by Lender prior to the delivery of such mortgages to Fannie Mae.

(vii)

For all mortgages, Lender must enter the borrower’s representative FICO credit score into the appropriate data field when submitting the mortgage to Fannie Mae in accordance with the Fannie Mae Selling Guide.

(viii)

Except as otherwise provided herein, Lender makes all applicable selling representations and warranties as required by the Fannie Mae Selling Guide and the Mortgage Selling and Servicing Contract by and between Lender and Fannie Mae.

Master Agreement MA02373.2
VAR 4 - 1
Amendment 20

(ix)

The provisions of this Variance do not apply to any mortgage that is currently required by Fannie Mae to be submitted to DU for evaluation (“DU-Only Products”) (e.g., Flexible Mortgages), and such mortgages must be processed through DU and receive an acceptable recommendation in order to be eligible for delivery to Fannie Mae, except as follows: if there is a mortgage product available in the other AUS that is equivalent to a DU-Only Product (as determined by Fannie Mae), then such mortgage is eligible for delivery to Fannie Mae, subject at delivery to the (1) payment of all loan level price adjustments or special all-in yield pricing applicable to the equivalent DU-Only Product, and (2) identification by any special feature code applicable to the equivalent DU-Only Product.

(x)	At delivery, Lender must:

(1)

identify all mortgages underwritten using an AUS other than DU in accordance with this Variance by inserting the following Special Feature Code(s) on the Loan Schedule or Schedule of Mortgages, as applicable: (A) “361” for all mortgages, and (B) any other special feature code loan that would be required if the mortgage had been submitted to DU prior to delivery; and

	(2)	pay all applicable loan level price adjustments required under Fannie Mae’s eligibility criteria.

(xi)

Lender shall continue to make all representations and warranties as if such underwriting documentation complied with the requirements described in the Fannie Mae Selling Guide, as modified by the Master Agreement or this Variance.

(xii)

Fannie Mae will analyze the credit risks associated with such mortgages and will provide Lender with the results of this analysis. Upon request, Lender will provide to Fannie Mae any data or information relating to the mortgages delivered to Fannie Mae that were processed through the other AUS, and Lender represents and warrants that Lender is not prohibited from providing such data or information to Fannie Mae. If Fannie Mae’s analysis indicates that a significant number of such Mortgages contained a high risk of default, Lender and Fannie Mae will work together to identify and implement product or process changes to reduce the number of such high risk mortgages expected to be delivered during the following quarter (or, in lieu of product or process changes, Lender and Fannie Mae may discuss prospective price adjustments to compensate Fannie Mae for the risks associated with such mortgages). If Fannie Mae and Lender cannot agree on the appropriate actions to be taken during the following quarter to address high risk mortgages, then Fannie Mae reserves the right to discontinue accepting such mortgages.

(xiii)

With respect to all mortgages underwritten using the other AUS, the property value must be supported by a written appraisal, in spite of any specific finding by the other AUS that the property appraisal may be waived or that a property inspection report may be obtained in lieu of an appraisal (i.e., Form 2075 or equivalent form in the other AUS are not acceptable). The appraisal must conform to one of the following: (i) an interior and exterior appraisal using the Desktop Underwriter Quantitative Analysis Appraisal Report (Form 2055) or equivalent form in the other AUS; or (iii) a full appraisal performed in accordance with the Fannie Mae Selling Guide.

Master Agreement MA02373.2
VAR 4 - 2
Amendment 20

SPECIAL REQUIREMENTS

This Special Requirements Attachment is attached to and made a part of the Master Agreement. Under this Master Agreement, Lender may sell Mortgages originated in accordance with the following special requirements. Unless otherwise specified, the following special requirements apply only to conventional, first lien Mortgages.

Part A.	Radian Secondary Market Coverage Policy
Part B.	Cross Default Provision
Part C.	GEMICO Supplemental Primary Secondary Market Policy

Master Agreement MA02373.2
 SREQ/TOC -1

Part A.           Radian Secondary Market Coverage Policy.

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a Radian Guaranty Insurance Corporation (“Radian”) Secondary Market Coverage Policy (“Secondary Market Policy”). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages (“SMC Mortgages”) and may be delivered in accordance with the following:

1.	Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

	(a)	Eligible SMC Mortgages are limited to the following:

		(i)	fixed-rate, level-payment, fully amortizing mortgages;

		(ii)	all adjustable rate mortgages originated under Fannie Mae’s standard ARM plans;

		(iii)	7- year balloon mortgages;

		(iv)	Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

		(v)	Flexible Mortgages that receive an “Eligible” recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

(vi)

Relocation mortgages, credit union mortgages and such other mortgage products that may be specifically approved in writing by Radian and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

	(b)	The following Mortgages are ineligible for SMC:

		(i)	Mortgages originated under Fannie Mae’s Desktop Underwriter “Expanded Approval with Timely Payment Rewards” Initiative.

		(ii)	Any mortgage that receives an “A Minus” mortgage insurance premium rate from the mortgage insurer.

2.

Eligible LTV and Primary Mortgage Insurance Coverages:  All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer’s traditional (“A” paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio (“LTV”) of such Mortgage equal to the greater of:

(i)

the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher the mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products, or

Master Agreement MA02373.2
SREQ - Radian Secondary Market Coverage Policy - 1
Amendment 20

		(ii)	the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

	(b)	Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

		(i)	12% for 80.01 -85% LTVs;

		(ii)	17% for 85.01-90% LTVs;

		(iii)	25% for 90.01 -95% LTVs; and

(iv)

30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above -- refer to the specific product guidelines or terms and conditions for higher required MI coverage that may be applicable.)

(v)

Note:  Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c)

Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3.

Loan Level Price Adjustments:  For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (product-specific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4.	Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae.

5.	Additional Requirements:

(a)

All SMC Mortgages delivered to Fannie Mae must be covered by standard Radian primary mortgage insurance, which premiums must be paid in installments by the borrower (i.e. it may not be a single premium payment or lender-paid).

(b)

If Fannie Mae is unable to obtain coverage under a satisfactory Radian Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c)

Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is: (i) insured at rates other than standard borrower-paid rates; (ii) included in a captive reinsurance arrangement with

Master Agreement MA02373.2
SREQ - Radian Secondary Market Coverage Policy - 2
 Amendment 20

Radian, or covered by a GSE pool insurance policy issued by, Radian or some other Radian risk-sharing plan; (iii) insured under a Radian “Life of Loan” policy; (iv) insured under any “A Minus” premium rate plan, or (v) a UCC financed (i.e., non-real-property) Manufactured Housing Loan.

(d)

Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e)

Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the Radian Secondary Market Policy for the period commencing with Lender’s first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f)

Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with Radian and that it shall maintain such policy with Radian as long as it continues to sell or service SMC Mortgages covered by the Radian Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with Radian and that has agreed with Fannie Mae to maintain such policy with Radian as long as it services SMC Mortgages covered by the Radian Secondary Market Policy.

(g)

With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae’s policies) the original certificate or electronic record evidencing coverage under its Radian standard primary mortgage insurance master policy.    Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with Radian and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the Radian standard primary mortgage insurance master policy.

6.

Cash Delivery Procedures:  SMC Mortgages eligible for coverage under the Radian Secondary Market Policy must be delivered under branch number 23227-003-9 or 24837-002-5 which will identify the Mortgages as SMC Mortgages. The SMC Mortgages are being delivered to Fannie Mae on a negotiated basis and therefore should not be committed through Desktop Trader®. Lender should use eCommitting to commit SMC Mortgages for cash delivery, if available. If not, then Lender must call the Cash Commitment Window at 1-800-752-1080 to deliver such SMC Mortgages and press selection #5, Negotiated Pricing. Please notify the Commitment Analyst that Lender is delivering SMC Mortgages covered by the Radian Secondary Market Coverage Policy.

7.

SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). A06743, A06303, A06304, A06305, A06809, A06811, and A06901.

Master Agreement MA02373.2
SREQ - Radian Secondary Market Coverage Policy - 3
Amendment 20

8.

Mortgages Ineligible for Secondary Market Policy Coverage:  In the event a mortgage delivered as an SMC Mortgage is determined by Radian to be ineligible for Radian Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the Radian Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

Master Agreement MA02373.2
SREQ - Radian Secondary Market Coverage Policy - 4
Amendment 20

Part B.           Cross Default Provision

This Special Requirements provision sets out in more detail the specific requirements for Crescent Bank and Trust Company and Crescent Mortgage Services (defined individually and jointly as “Lender or Lenders”). Fannie Mae and Crescent Bank and Trust Company and Crescent Mortgage Services acknowledge and agree that Crescent Bank and Trust Company and Crescent Mortgage Services may deliver eligible Mortgages under this Master Agreement subject to the following additional provisions:

•

For all provisions in this Master Agreement, all references to “Lender” shall be defined to include and refer to both Crescent Bank and Trust Company and Crescent Mortgage Services, jointly and severally.

•

All eligible Mortgages which are sold and delivered to Fannie Mae by Crescent Bank and Trust Company and Crescent Mortgage Services shall be delivered under the respective Seller/Servicer Numbers. For example, Crescent Bank and Trust Company shall deliver eligible Mortgages under its Seller/Servicer Number 23227-000-4 and Crescent Mortgage Services shall deliver eligible Mortgages under its Seller/Servicer Number 24837-000-9.

•

Lenders acknowledge and agree that all of the eligible Mortgages delivered by either Lender shall not be co-mingled or pooled with each other. All pools delivered pursuant to this Agreement must be Single Lender pools, as defined in the Selling Guide. The delivery of Mortgages from either Lender are subject to the same terms and conditions specified in this Agreement, including the same variances, if any, contained herein.

•

Each Lender shall be jointly and severally liable to Fannie Mae for all representations and warranties under this Agreement, their individual Fannie Mae Seller and Servicer Contracts and the Fannie Mae Selling and Servicing Guides. The obligations of each Lender set forth herein and in the Selling and Servicing Guides shall apply with regard to those pool documentation packages and eligible Mortgages delivered by such Lender, and either Lender shall be jointly and severally liable for the failure of the other Lender to meet is obligations as set forth herein and in the Guides, including, but not limited to the obligation of each Lender to deliver the mandatory commitment amount.

Master Agreement MA02373.2
SREQ - Cross Default Provision - 1
Amendment 20

Part C.           GEMICO Supplemental Primary Secondary Market Policy.

Lender may deliver conventional Mortgages to Fannie Mae that are covered by a GE Mortgage Insurance Corporation (“GEMICO”) Supplemental Primary Secondary Market Policy (“Secondary Market Policy”). Mortgages delivered for coverage under this Policy are referred to as Secondary Market Coverage Mortgages (“SMC Mortgages”) and may be delivered in accordance with the following:

1.	Eligible Products: Eligible SMC Mortgages must be originated pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement, and are described as follows:

	(a)	Eligible SMC Mortgages are limited to the following:

		(i)	fixed-rate level-payment, fully amortizing Mortgages;

		(ii)	7-year balloon Mortgages;

		(iii)	5/1 ARMs, 7/1 ARMs, and 10/1 ARMs (Fannie Mae’s standard ARM plans); or

		(iv)	Mortgages with LTVs of 95.01-100% that are Fannie Mae products that Lender is approved to deliver under this Master Agreement and are approved for SMC;

		(v)	Flexible Mortgages that receive an “Eligible” recommendation in Desktop Underwriter and are otherwise eligible for SMC; and

		(vi)	such other mortgage products that may be specifically approved in writing by GEMICO and are eligible pursuant to standard Fannie Mae guidelines, as may be amended by this Master Agreement.

	(b)	The following Mortgages are ineligible for SMC:

		(i)	Mortgages originated under Fannie Mae’s Desktop Underwriter “Expanded Approval with Timely Payment Rewards” Initiative.

		(ii)	Any mortgage that receives an “A Minus” mortgage insurance premium rate from the mortgage insurer.

2.

Eligible LTV and Primary Mortgage Insurance Coverages:  All SMC Mortgages must have obtained a mortgage insurance premium rate from the mortgage insurer’s traditional (“A” paper) rate card, and meet the following requirements:

(a) SMC Mortgages must have mortgage insurance coverage based on the loan-to-value ratio (“LTV”) of such Mortgage equal to the greater of:

(i)

the minimum level applicable to the Mortgage as required by Fannie Mae, taking into account any higher mortgage insurance requirements applicable to any specific mortgage products (e.g., Flexible Mortgages, etc.), which may be higher than for standard mortgage products; or

		(ii)	the minimum applicable SMC eligibility level set forth in Paragraph 2(b) below.

Master Agreement MA02373.2
SREQ - GEMICO Supplemental Primary Secondary Market Policy   07/02 - 1
Amendment 20

	(b)	Notwithstanding any Fannie Mae minimum mortgage insurance requirements to the contrary, Mortgages must have the following minimum mortgage insurance coverage in order to be eligible for SMC:

		(i)	12% for 80.01-85% LTVs;

		(ii)	17% for 85.01-90% LTVs;

		(iii)	25% for 90.01-95% LTVs; and

(iv)

30% for 95.01-100% LTVs (must be eligible Mortgages, per Paragraph 1(a) above — refer to the specific product guidelines or terms and conditions for any higher required MI coverage that may be applicable.)

(v)

Note: Any Mortgage originated with mortgage insurance coverage lower than the minimum coverage listed above in accordance with a Desktop Underwriter recommendation, either with or without a loan level price adjustment, is ineligible for SMC.

(c)

Certain mortgages with terms of 20 years or less and LTVs of 80.01-90.00% that are originated with mortgage insurance coverages, per the Selling Guide, that are lower than  the required coverage levels described in Paragraphs 2(a) and (b) above are ineligible for delivery as SMC Mortgages.

3.

Loan Level Price Adjustments:  For all SMC Mortgages, Lender must remit any appropriate loan-level price adjustments or, if applicable, under an alternative all-in yield option (product-specific guaranty fee). Under the all-in yield option, the SMC execution improvement will be deducted from the product-specific guaranty fee.

4.	Seasoning Requirements: No SMC Mortgage may have been originated more than 12 months prior to delivery to Fannie Mae nor have been originated prior to September 1, 2001.

5.	Additional Requirements:

(a)

All SMC Mortgages delivered to Fannie Mae must be covered by standard GEMICO primary mortgage insurance, which premiums must be paid in installments by the borrower under a single-premium, annual premium, monthly premium or “zero monthly” payment plan. Premiums may not be lender-paid.

(b)

If Fannie Mae is unable to obtain coverage under a satisfactory GEMICO Secondary Market Policy, then Fannie Mae may discontinue purchasing SMC Mortgages under this Master Agreement ten days after giving Lender notice.

(c)

Lender represents and warrants that no SMC Mortgage it delivers pursuant to this Master Agreement at the time of acquisition by Fannie Mae is:  (i) included in a captive reinsurance arrangement between Lender and GEMICO, or covered by a GSE pool insurance policy issued by GEMICO or some other GEMICO risk-sharing or profit sharing arrangement; (iii) insured under any GEMICO “A Minus” or “Alt A” premium

Master Agreement MA02373.2
SREQ - GEMICO Supplemental Primary Secondary Market Policy   07/02 - 2
Amendment 20

rate plan, (iv) insured under any GEMICO policy with primary mortgage insurance premiums pursuant to affinity rates, credit union rates or relocation rates, or (v) insured with GEMICO discounted mortgage insurance rates.

(d)

Each SMC Mortgage delivered to Fannie Mae under this Master Agreement must be originated using the applicable Fannie Mae/Freddie Mac Uniform Security Instrument (with effective date on or after 01/01).

(e)

Lender will be permitted to deliver SMC Mortgages to Fannie Mae under this Master Agreement that are eligible for coverage under the GEMICO Secondary Market Policy for the period commencing with Lender’s first delivery of SMC Mortgages and ending on the expiration date of the Master Agreement. Notwithstanding the foregoing, Fannie Mae may cease purchasing such SMC Mortgages under this Master Agreement 60 days after giving Lender written notice of cessation.

(f)

Lender represents and warrants that: (i) it has a currently existing standard primary mortgage insurance master policy with GEMICO and that it shall maintain such policy with GEMICO as long as it continues to sell or service SMC Mortgages covered by the GEMICO Secondary Market Policy, or (ii) concurrent with the sale of SMC Mortgages to Fannie Mae, it will transfer servicing to a servicer that has a standard primary mortgage insurance master policy with GEMICO and that has agreed with Fannie Mae to maintain such policy with GEMICO as long as it services SMC Mortgages covered by the GEMICO Secondary Market Policy.

(g)

With respect to each SMC Mortgage, Lender must maintain in effect (subject to Fannie Mae’s policies) the original certificate or electronic record evidencing coverage under its GEMICO standard primary mortgage insurance master policy.  Lender represents and warrants that any transfers of servicing of SMC Mortgages covered by this provision shall only be to a servicer that has an existing standard primary mortgage insurance master policy with GEMICO and Lender shall notify the transferee that transferee will be obligated to Fannie Mae to maintain the original certificate number. Furthermore, Lender must comply with all of the remittance and claim filing requirements related to the GEMICO standard primary mortgage insurance master policy.

6.

Cash Delivery Procedures:  SMC Mortgages eligible for coverage under the GEMICO Secondary Market Policy must be delivered under branch number 23227-003-9 or 24837-002-5 which will identify the Mortgages as SMC Mortgages. The SMC Mortgages are being delivered to Fannie Mae on a negotiated basis and therefore should not be committed through Desktop Trader®.  Lender should use eCommitting to commit SMC Mortgages for cash delivery, if available.  If not, then Lender must call the Cash Commitment Window at 1-800-752-1080 to deliver such SMC Mortgages and press selection #5, Negotiated Pricing. Please notify the Commitment Analyst that Lender is delivering SMC Mortgages covered by the GEMICO Choice Coverage Secondary Market Policy.

7.	SMC Mortgages described in this Part of the Special Requirements section that are delivered for MBS must be delivered under Pool Purchase Contract No(s). A06305, A06809, and A06811.

Master Agreement MA02373.2
SREQ - GEMICO Supplemental Primary Secondary Market Policy    07/02 - 3
Amendment 20

8.

Mortgages Ineligible for Secondary Market Policy Coverage: In the event a mortgage delivered as an SMC Mortgage is determined by GEMICO to be ineligible for GEMICO Secondary Market Policy coverage, then Fannie Mae may require either that Lender immediately (i) repurchase such mortgage, or (ii) remit to Fannie Mae an amount equal to the present value of the difference between the base guaranty fee under the applicable Pool Purchase Contract referenced above and the base guaranty fee which would have been applicable to the mortgage if delivered without coverage under the GEMICO Secondary Market Policy, multiplied by the issue date principal balance of the mortgage.

Master Agreement MA02373.2
SREQ - GEMICO Supplemental Primary Secondary Market Policy    07/02 - 4
Amendment 20

FIXED-RATE PRODUCT ATTACHMENT

This Fixed-Rate Product Attachment for FHA/VA or conventional fixed-rate, level-payment residential mortgage loans (“Fixed-Rate Mortgages”) is attached to and made a part of the Master Agreement.

Variances, Special Products, and Special Requirements Applicable to Fixed-Rate Mortgages

Please refer to the attachments under the “Variances” tab, the “Special Requirements” tab, the “Housing and Community Development” tab, and the “HomeStyle” tab, as applicable, for eligibility for variances, special products, and special requirements.

MBS Guaranty Fee and Buyup/Buydown Information

The guaranty fee due to Fannie Mae for any Mortgage sold under any MBS Contract shall be at the annual rate specified in the applicable MBS Contract, payable monthly, after giving effect to any reduction of the guaranty fee through use of the MBS Express remittance cycle, if applicable. In addition, the guaranty fee will be set before giving effect to (i) any reduction of the guaranty fee through use of the rapid payment method of remittances, if applicable, and (ii) any increases or decreases of the guaranty fee relating to any buyups or buydowns of such fee, if applicable.

Lender must choose the applicable Buyup/Buydown Grid posting, “Early” or “Late,” by contacting its customer account team in its lead regional office, prior to the “Early” grid posting. If Lender fails to notify its lead regional office of its grid selection before the “Early” grid is posted, Fannie Mae will assume that Lender has selected the “Early” posting grid. Lender’s grid selection will apply to all MBS pools that it sells under the same MBS Contract. Ratios for products or note rates that are not included in the regular posting may be negotiated through Lender’s lead regional office.

Master Agreement MA02373.2
FRM - 1

Contract No. A06303.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		10- 15- 20- 25- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$2,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:		460 - MyCommunityMortgage, 481 - MCM Teacher Suite Product, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Radian Secondary Market Coverage required.
MyCommunityMortgage: Community 97.

Pool Purchase Contract No. A06303.2
FRM - 1
Amendment 20

Contract No. A06303.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10-, 15-, 20-, 25- and 30-year fixed rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	20.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06303.2
FRM - 2
Amendment 20

Contract No. A06304.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$2,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:		480 - MCM Community100 Plus, 481 - MCM Teacher Suite Product, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
30-year Fixed-Rate Mortgages for MyCommunityMortgage:  Community 100 Plus and Community
Solutions 100 with Radian Secondary Market Coverage.

Pool Purchase Contract No. A06304.2
FRM - 1
Amendment 20

Contract No. A06304.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	25.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion.  The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06304.2
FRM - 2
Amendment 20

Contract No. A06305.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		20-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$2,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:		361 - 3rd Autom U-Writng SYS, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20-year Fixed-Rate Mortgages >80% LTV with Radian and GEMICO Secondary Market Coverage.

Pool Purchase Contract No. A06305.2
FRM - 1
Amendment 20

Contract No. A06305.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	14.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06305.2
FRM - 2
Amendment 20

Contract No. A06808.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		20-, 25-, and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$25,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:

340 - Level I Expanded Approval, 341 - Level II Expanded Approva, 342 - Level III Expanded Approv, 361 - 3rd Autom U-Writng SYS 376 - Level III TPR, 459 - Level II Timely Payment R, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20-, 25-, and 30-year Fixed Rate Mortgages with LTVs <= 80%.

Pool Purchase Contract No. A06808.2
FRM - 1
Amendment 20

Contract No. A06808.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	15.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06808.2
FRM - 2
Amendment 20

Contract No. A06809.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		20-, 25- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$10,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:		361 - 3rd Autom U-Writng SYS, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20-, 25-, and 30-year Fixed Rate Mortgages with LTVs > 80% with Radian and GEMICO Secondary Marketing Coverage.

Pool Purchase Contract No. A06809.2
FRM - 1
Amendment 20

Contract No. A06809.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	10.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06809.2
FRM - 2
Amendment 20

Contract No. A06810.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$25,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:

340 - Level I Expanded Approval, 341 - Level II Expanded Approva, 342 - Level III Expanded Approv, 361 - 3rd Autom U-Writng SYS, 376 - Level III TPR, 459 - Level II Timely Payment R, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
10- and 15-Year Fixed Rate Mortgages with LTVs <= 80%.

Pool Purchase Contract No. A06810.2
FRM - 1
Amendment 20

Contract No. A06810.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	13.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06810.2
FRM - 2
Amendment 20

Contract No. A06811.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company Crescent Mortgage Services	Lender Number: 23227-000-4 23227-003-9 24837-002-5

Eligible Products:		10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:		$10,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:		January 1, 2003 – March 1, 2003

Servicing Option:		Special

Mortgage Type:		Conventional

Remittance Cycle:		Standard

Seasoning Requirements:		Current

Special Feature Codes:		361 - 3rd Autom U-Writng SYS, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
10- and 15-Year Fixed Rate Mortgages with LTVs > 80% with Radian and GEMICO Secondary Marketing Coverage.

Pool Purchase Contract No. A06811.2
FRM - 1
Amendment 20

Contract No. A06811.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	13.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06811.2
FRM - 2
Amendment 20

August 2002

Housing and Community Development
Index

These Housing and Community Development Terms and Conditions(s) are attached to and made a part of the Master Agreement (the “Agreement”). The Lender and Fannie Mae agree that, except as provided below, all other requirements of the Fannie Mae Selling and Servicing Guides shall be followed. Any provision specified below may be amended by Fannie Mae’s issuance to Lender of an “Announcement of Approval.” Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

The appropriate Special Feature Code (“SFC”) as indicated below must be entered on the Schedule of Mortgages (Form 2005) or Loan Schedule (Form 1068), as applicable.

Under this Master Agreement, Lender may deliver the following:

Special Initiatives

MyCommunityMortgageSM; Community 97SM Mortgages (SFC “460”) as described in the attached terms and conditions.

MyCommunityMortgageSM; Community 100 PlusSM Mortgages (SFC “480”) as described in the attached terms and conditions.

MyCommunityMortgageSM; Community SolutionsSM 100 Mortgages (SFC “481”) as described in the attached terms and conditions.

Master Agreement MA02373.2
HCD - 1

August 2002

Fannie Mae

MyCommunityMortgageSM; Community 97

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgageSM pilot (“MyCommunityMortgage”) for the Community 97SM option. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Loan-to-Value Ratio
The maximum loan-to-value ratio (“LTV”) is 97%, or 90% if the property is a cooperative, which percentage is calculated from the lower of the sales price or the appraised value of the property.

2.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) and cooperatives that conform with any related Fannie Mae requirements. With respect to units in cooperatives, Lender must have received specific authority to deliver mortgages on cooperatives to Fannie Mae. Both existing structures and new construction are eligible.

3.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors® locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

4.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less, or a 7/1 adjustable-rate mortgage (Fannie Mae Plans 750 or 751). In addition, 10/1 adjustable-rate mortgages (Fannie Mae Plans 1423 and 1437) are permitted, but usage is subject to the limitation noted in the Section below entitled, ”Pricing for Cash Deliveries.”

5.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 Mortgage. If the DU finding is “ Approve/Eligible,” the waiver of representations and warranties as granted under DU is applicable for the Mortgage, except that the requirement for mortgage insurance in Section 12 below (“Mortgage Insurance”) is not modified irrespective of any DU message. If the DU finding

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97-1
Amendment 20

is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community 97 as specified in the eligibility matrix in Attachment A attached hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 41 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios).

6.	Minimum Down Payment

The minimum down payment, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00, except for cooperatives for which the minimum down payment is 3.00%.

7.	Flexible Sources for Borrower Contribution and/or Closing Costs/Prepaids

Funds for the borrower’s down payment (except for funds required to be made from the borrower’s own funds) and/or funds for closing costs and/or prepaid items may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources (and any amount of the borrower’s contribution in excess of the amount needed to pay closing costs and/or prepaid items must be applied towards down payment):

1.

Gift from a relative (for purposes of MyCommunityMortgage, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiance, fiancee, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).

2.

Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).

	3.	Secured loan that complies with the terms for Community Seconds mortgages.
	4.	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:
• Unsecured loan from Lender in accordance with the requirements below:
•

Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.

•

The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate.  In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible.  In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97-2
Amendment 20

fees greater than those charged to other high loan-to-value ratio customers.
•

Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments.  (No variable-rate, variable-payment, or balloon loans are permitted.)

• Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
• A copy of the unsecured loan documents must be placed in the loan file.
•

“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property.

• “Premium pricing” in accordance with the requirements below:
•

Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.

• The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.

8.	Reserves
Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets only as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender need not verify that the borrower has any minimum level of liquid assets in reserve at closing.

9.	Eligible Loan Purpose
All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).

10.	Subordinate Financing
Subordinate financing must comply with the terms for Community Seconds® mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 6 above (“Minimum Down Payment”) for the particular option.

11.	Credit History
If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

(a) Lender supplements its manual underwriting by obtaining a “representative” credit score (per the Selling Guide) on the borrower that is not less than 600.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97-3
Amendment 20

(b)

Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or if applicable, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide).  Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(c)

Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(d)

Where Lender obtains a “representative” credit score on the borrower, but the score is less than 600, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):

(1)

The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(2)

Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(3)

The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97 - 4
Amendment 20

12.	Mortgage Insurance

MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”). Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer. In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. A06303, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 or 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required on all Mortgages where the LTV is above 80%. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Fannie Mae anticipates that all SMC Eligible Mortgages will be delivered for coverage under SMC. Nevertheless, with respect to Mortgages that do not comply with the eligibility requirements of the applicable mortgage insurer for such “secondary market policy” terms or that are not otherwise delivered for coverage under SMC (collectively, “Non-SMC Mortgages”), individual loan mortgage insurance coverage is required as follows:

• LTV is 90.01% - 97.00%: 35%
• LTV is 85.01% - 90.00%: 30%
• LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. to be determined, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-000-4 or 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery). Nevertheless, SMC Eligible Mortgages may be delivered under the same Pool Purchase Contract or the same seller/servicer branch no. used with non-MyCommunityMortgage loans that comply with, and are delivered in connection with, the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement.

13.	Homebuyer Education
All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

14.	Delinquency Counseling
For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

15.	Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97 - 5
Amendment 20

aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

16.	Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected for Mortgages delivered for coverage under SMC, and the option for pricing using “standard” mortgage insurance must be selected for Non-SMC Mortgages. Cash Pricing screens are available for 30-year fixed-rate mortgages and for 7/1 ARMs (Fannie Mae Plans 750 and 751). For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment. For 10/1 ARMs (Fannie Mae Plans 1423 and 1437), screens are not available, and Lender must contact Fannie Mae’s Cash Commitment window to obtain a negotiated commitment.

18.	Special Feature Code
For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “460” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005).

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97 - 6
Amendment 20

ATTACHMENT A

MyCommunityMortgage Pilot Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co-borrower	Units/Type	Maximum LTV	Maximum CLTV	Borrower Income	Subordinate Financing	MI Coverage

Community 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS (no ARMS where EEM guidelines used)	PMM or No Cash-Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)	Owner-Occupied	None	Not Allowed	One Unit*	97%**	105%	If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines	For SMC-Eligible = 35% For SMC-lneligible = 35% for LTVs of over 90-100% 30% for LTVs of over 85-90% 25% for LTVs of over 80-85%
Community 100							100%
Community 100 Plus
Community 2-Family						2 Units	95%

*	Includes condos, PUDs, manufactured housing. Coops allowed for Community 97 only. Provided, however, where EEM guidelines used, no manufactured housing and no coops allowed.
**	90% for coops.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 97 - 7
Amendment 20

August 2002

Fannie Mae

MyCommunityMortgageSM; Community 100 Plus

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgageSM pilot (“MyCommunityMortgage”) for the Community 100 PlusSM option. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Loan-to-Value Ratio
The maximum loan-to-value ratio (“LTV”) is 100%, which percentage is calculated from the lower of the sales price or the appraised value of the property.

2.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) that conform with any related Fannie Mae requirements. Both existing structures and new construction are eligible, but coops are ineligible.

3.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors” locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

4.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less, or a 7/1 adjustable-rate mortgage (Fannie Mae Plans 750 or 751). In addition, 10/1 adjustable-rate mortgages (Fannie Mae Plans 1423 and 1437) are permitted, but usage is subject to the limitation noted in the Section below entitled, “Pricing for Cash Deliveries.”

5.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 mortgage. If the DU finding is “Approve/Eligible,” the waiver of representations and warranties as granted under DU is applicable for the Mortgage, except that the requirement for mortgage insurance in Section 12 (“Mortgage Insurance”) below is not modified irrespective of any DU message. If the DU finding is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 1
Amendment 20

applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community 100 Plus as specified in the eligibility matrix in Attachment A attached hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 41 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios).

6.	Minimum Borrower Contribution

The minimum required contribution by the borrower to the transaction, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00. These funds may be used for closing costs, prepaid items, and/or down payment, if desired.

7.	Sources for Closing Costs/Prepaids

Funding in addition to the minimum borrower contribution may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources:

1.

Gift from a relative (for purposes of MyCommunityMortgage, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiance, fiancee, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).

2.

Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).

	3.	Secured loan that complies with the terms for Community Seconds mortgages.
	4.	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:
• Unsecured loan from Lender in accordance with the requirements below:
•

Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.

•

The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate. In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible.  In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other fees greater than those charged to other high loan-to-value ratio customers.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 2
Amendment 20

•

Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments. (No variable-rate, variable-payment, or balloon loans are permitted.)

		•	Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
		•	A copy of the unsecured loan documents must be placed in the loan file.
•

“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property. If an interested party contribution in any amount is provided, the Mortgage is ineligible for delivery to Fannie Mae for MBS where the LTV is 100%; in such cases, Mortgages would only be eligible for cash delivery. Where the LTV is 100%, Lender represents and warrants that no Mortgage will be delivered for MBS to Fannie Mae if there is any interested party contribution. If the LTV is less than 100%, and an interested party contribution is utilized, Lender shall add the LTV to the interested party contribution, as a percentage, to determine MBS delivery eligibility. For example:

		•	An LTV of 98% plus an interested party contribution of 3% would equal 101%, making the loan ineligible for MBS delivery.
		•	An LTV of 98% plus an interested party contribution of 2% would equal 100%, making the loan eligible for MBS delivery.
	•	“Premium pricing” in accordance with the requirements below:
•

Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.

		•	The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.

8.	Reserves

Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender need not verify that the borrower has any minimum level of liquid assets in reserve at closing.

9.	Eligible Loan Purpose

All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).

10.	Subordinate Financing

Subordinate financing must comply with the terms for Community Seconds® mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 6 above (entitled “Minimum Borrower Contribution”) for the particular option.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 3
Amendment 20

11.	Credit History
If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

	(a)	Lender supplements its manual underwriting by obtaining a “representative” credit score (per the Selling Guide) on the borrower that is not less than 620.
(b)

Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or if applicable, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide).  Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(c)

Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(d)

Where Lender obtains a “representative” credit score on the borrower, but the score is less than 620, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):

(1)

The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(2)

Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 4
Amendment 20

(3)

The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.

12.	Mortgage Insurance
MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”). Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer. In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. A06304, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 or 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required on all Mortgages where the LTV is above 80%. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Fannie Mae anticipates that all SMC Eligible Mortgages will be delivered for coverage under SMC. Nevertheless, with respect to Mortgages that do not comply with the eligibility requirements of the applicable mortgage insurer for such “secondary market policy” terms or that it not otherwise delivered for coverage under SMC (collectively, “Non-SMC Mortgages”), individual loan mortgage insurance coverage is required as follows:

• LTV is 90.01% - 100.00%: 35%
• LTV is 85.01% - 90.00%: 30%
• LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. to be determined, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-000-4 or 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery). Nevertheless, SMC Eligible Mortgages may be delivered under the same Pool Purchase Contract or the same seller/servicer branch no. used with non-MyCommunityMortgage loans that comply with, and are delivered in connection with, the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement.

The Lender is responsible for determining applicable state requirements relating to mortgage insurance availability for Mortgages having LTVs over 97%. If the specified mortgage insurance coverage is not available with respect to any mortgage, then such mortgage is ineligible for delivery to Fannie Mae.

13.	Homebuyer Education
All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 5
Amendment 20

14.	Delinquency Counseling
For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

15.	Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

16.	Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected for Mortgages delivered for coverage under SMC, and the option for pricing using “standard” mortgage insurance must be selected for Non-SMC Mortgages. Cash Pricing screens are available for 30-year fixed-rate mortgages and for 7/1 ARMs (Fannie Mae Plans 750 and 751). For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment. For 10/1 ARMs (Fannie Mae Plans 1423 and 1437), screens are not available, and Lender must contact Fannie Mae’s Cash Commitment window to obtain a negotiated commitment.

17.	Special Feature Code
For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “480” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005).

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 6
Amendment 20

ATTACHMENT A

MyCommunityMortgage Pilot Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co-borrower	Units/Type	Maximum LTV	Maximum CLTV	Borrower Income	Subordinate Financing	MI Coverage

Community 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS (no ARMS where EEM guidelines used)	PMM or No Cash-Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)	Owner-Occupied	None	Not Allowed		97%**	105%	If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines	For SMC-Eligible = 35% For SMC-lneligible = 35% for LTVs of over 90-100% 30% for LTVs of over 85-90% 25% for LTVs of over 80-85%
Community 100						One Unit*	100%
Community 100 Plus
Community 2-Family						2 Units	95%

*	Includes condos, PUDs, manufactured housing. Coops allowed for Community 97 only. Provided, however, where EEM guidelines used, no manufactured housing and no coops allowed.
**	90% for coops

Master Agreement MA02373.2
HCD - MyCommunityMortgage - Community 100 Plus - 7
Amendment 20

August 2002

Fannie Mae

MyCommunityMortgageSM; Community Solutions 100SM

Terms and Conditions

The following terms and conditions apply to certain Mortgages (described below), which are eligible for purchase for cash or MBS under Fannie Mae’s MyCommunityMortgageSM pilot (“MyCommunityMortgage”) for the Community SolutionsSM 100 product. The term “Lender” refers to the Fannie Mae seller/servicer to which these terms and conditions are being issued. Except as provided herein, all other requirements of the Selling Guide (as updated) must be followed.

1.	Borrower Eligibility

Community Solutions 100 offers “Teacher A+,” “Safety 1st” and “HealthCare Worker+” borrower options, as described below. In the case of co-borrowers, Community Solutions is available if at least one of the co-borrowers qualifies under one of the Teacher A+, Safety 1st or HealthCare Worker+ borrower options described below.

To be eligible for Teacher A+, the borrower must be:
a)

a full time employee at the elementary or secondary education level in a public or private school (in any capacity, including but not limited to teacher, administrator, librarian, counselor, administrative support and custodial staff) who is either (i) state certified, (ii) in the process of becoming state certified, or (iii) employed by a school that is recognized by a state or accredited by a state or regional accrediting association; or

b)

a full time teacher or administrator at the elementary or secondary education levels working at a federal, state, county, or municipal education agency and who is either state certified or in the process of becoming state certified.

To be eligible for Safety 1st, the borrower must be:
a)

a full-time sworn employee of a police department, sheriff’s office, corrections department, or other law enforcement agency which is a part of or administered by the federal government, a state, a county, a city, or other political subdivision of a state, a commission created by an interstate compact, a university, a hospital, a utility or an airport or port authority who is responsible for the prevention and detection of crime, the enforcement of the penal, traffic or highway laws or the incarceration or detention of offenders; or

b)

a full-time sworn member of a local, state, or federal fire department or agency and be responsible for at least one of the following: fire suppression, emergency medical response and patient care, fire and injury prevention, arson investigation, hazardous materials incident response and management, and/or response to acts of terrorism.

To be eligible for HealthCare Worker+, the borrower must:
(a)

be a full-time employee of an employer that offers its employees an employer-assisted housing benefit (“EAH”--an employee benefit designed to assist in the employee’s housing needs, and may involve a grant, a loan, shared appreciation, monthly payment assistance, counseling or otherwise); provided, however, the borrower need not be a participant in the employer’s EAH, and

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 1
Amendment 20

	(b)	be employed by that employer in one of the following positions:
		1.	registered nurse (RN), licensed practical nurse (LPN) or licensed vocational nurse (LVN); or
2.

nursing assistant who is (i) certified, licensed or accredited by the applicable state agency or has successfully completed training mandated by the applicable state agency, and (ii) designated as a certified nursing assistant (CNA), advanced unlicensed assistant (AUA) or unlicensed assistive personnel (UAP); or

3.

physician’s assistant or medical technician, technologist or therapist who is certified, licensed or accredited by the applicable state agency or has successfully completed training mandated by the applicable state agency; or

		4.	licensed pharmacist or pharmacy technician who is certified, licensed or accredited by the applicable state agency.

(For purposes of Community Solutions 100, “state” includes any state of the United States, the District of Columbia, or the Commonwealth of Puerto Rico.)

2.	Loan-to-Value Ratio
The maximum loan-to-value ratio (“LTV”) is 100%, which percentage is calculated from the lower of the sales price or the appraised value of the property.

3.	Eligible Properties

Eligible properties are owner-occupied, principal residences that consist of one unit, including manufactured housing and units in condominiums and planned unit developments (“PUDs”) that conform with any related Fannie Mae requirements. Both existing structures and new construction are eligible, but cooperatives are ineligible.

4.	Borrower Income

The borrower’s income may not exceed 100% of the median income that HUD publishes for the property’s location, except for (i) higher income limits allowed for certain high-cost areas as specified in the Selling Guide, and (ii) an income limit of 115% of the HUD-published median in nonmetropolitan counties and (iii) borrower incomes imposed by other organizations (such as when a housing finance agency or an employer provides down payment or closing cost assistance), as specified in the Selling Guide.

Borrower income limitations are not applicable, however, in neighborhoods that qualify as FannieNeighbors® locations; FannieNeighbors locations are specified in the Selling Guide. (A geocoding service is currently available on Fannie Mae’s web site, www.efanniemae.com, to assist lenders in determining whether a particular property is in an eligible FannieNeighbors area.)

5.	Eligible Mortgages

The Mortgage must be a conventional fixed-rate, fully amortizing mortgage with a term of 30 years or less, or 7/1 or 10/1 adjustable-rate mortgage (Fannie Mae Plans 750, 751, 1423 or 1437) -“Eligible ARMs”.

6.	Underwriting

Lender may underwrite the Mortgage through Desktop Underwriter (“DU”) using the Community Lending product screens, by entering the Mortgage as a Fannie 97 mortgage. If the DU finding is “Approve/Eligible,” the waiver of representations and warranties as granted under DU is

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 2
Amendment 20

applicable for the Mortgage, except that the requirement for individual-loan mortgage insurance as provided herein below is not modified irrespective of any DU message. If the DU finding is “Approve/Ineligible,” the waiver of representations and warranties as granted under DU is applicable, except that Lender is responsible for determining that the Mortgage meets all the eligibility criteria for Community Solutions 100 as specified in the eligibility matrix in Attachment A hereto. If the DU finding is other than “Approve/Eligible” or “Approve/Ineligible,” or if there is an “Expanded Approval” finding of any kind, manual (non-DU) underwriting is required. Furthermore, nontraditional credit histories will also require manual underwriting. There will be no DU fee charged if the original DU submission of the Mortgage is made through the Community Lending product screens.

For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” in addition to the limitations or flexibilities specified herein, MyCommunityMortgage allows the underwriting flexibilities of Fannie Mae’s community lending guidelines, including Fannie Mae’s Community Home Buyer’s ProgramSM model, except that the maximum underwriting ratio shall be 45 percent for the total-expenses-to-income ratio (“single qualifying” ratio, rather than separate housing-expense-to-income and total-expenses-to-income ratios), except where there is a temporary interest rate buydown (the temporary interest rate buydown must comply with the guidelines contained in the section below entitled “Buydowns”), and in that situation, the maximum single qualifying ratio shall be 43 percent.

7.	Part-Time and Overtime Income

Overtime and part-time income can be used to qualify the borrower if the employer verifies that the borrower has received such income for the last 12 months and indicates that the overtime and/or part-time income will in all probability continue. Lender must develop an average of overtime and/or part-time income over the last 12 months to determine the amount of income that can be considered in evaluating the borrower’s qualifications.

8.	Minimum Borrower Contribution from the Borrower’s Own Funds

The minimum required contribution by the borrower to the transaction, the source of which must be from the borrower’s own funds and which is calculated as a percentage of the sales price of the property, shall be the lesser of 1.00% or $500.00. These funds may be used for closing costs, prepaid items, and/or down payment, if desired.

9.	Sources for Closing Costs/Prepaids

Funding in addition to the minimum borrower contribution may be obtained from the “sources of borrower’s funds” as permitted under the Selling Guide, as well as any combination of the following sources:

a)

Gift from a relative (for purposes of these terms and conditions, a relative is defined as the borrower’s spouse, child, dependent, domestic partner, fiancé, fiancée, or any other individual related to the borrower by blood, marriage, adoption or legal guardianship).

b)

Unsecured loan or grant from a governmental entity, the borrower’s employer or a nonprofit organization (including churches, but a credit union is not considered to be a nonprofit organization for the purpose of this paragraph).

	c)	Secured loan that complies with the terms for Community Seconds mortgages.
	d)	The following sources may only be used for closing costs and/or prepaid items and may not be used as funds for the borrower’s down payment:

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 3
Amendment 20

	•	Unsecured loan from Lender in accordance with the requirements below:
•

Lender may finance closing costs with personal (unsecured) loans, provided that the applicable Fannie Mae regional office reviews and approves Lender’s unsecured loan program in the context of Lender’s Community Reinvestment Act (“CRA”) and Home Mortgage Disclosure Act (“HMDA”) efforts.

•

The interest rate to the borrower must not be greater than the note rate of the first Mortgage, but the regional office may approve rates of up to two percentage points above the first Mortgage rate.  In all instances, credit card financing and loans from overdraft protection on checking accounts are not permissible.   In addition, Lender may not charge a borrower in this scenario any origination fees, discount points, interest rate, or other fees greater than those charged to other high loan-to-value ratio customers.

•

Monthly payments for the personal loan must be taken into account in both the total obligations-to-income ratio and the housing expense-to-income ratio. The unsecured loan must be a fully amortizing term loan, with a fixed-rate and fixed-payments.  (No variable-rate, variable-payment, or balloon loans are permitted.)

		•	Lender’s participation under this section must be specifically approved in advance by the applicable regional office.
		•	A copy of the unsecured loan documents must be placed in the loan file.
•

“Interested party” contribution, as permitted in accordance with the Selling Guide; provided, however, such interested party contribution may not in any event exceed 3.00% of the lesser of the sales price or appraised value of the property. If an interested party contribution in any amount is provided, the Mortgage is ineligible for delivery to Fannie Mae for MBS where the LTV is 100%; in such cases, Mortgages would only be eligible for cash delivery. Where the LTV is 100%, Lender represents and warrants that no Mortgage will be delivered for MBS to Fannie Mae if there is any interested party contribution. If the LTV is less than 100%, and an interested party contribution is utilized, Lender shall add the LTV to the interested party contribution, as a percentage, to determine MBS delivery eligibility. For example:

		•	An LTV of 98% plus an interested party contribution of 3% would equal 101%, making the loan ineligible for MBS delivery.
		•	An LTV of 98% plus an interested party contribution of 2% would equal 100%, making the loan eligible for MBS delivery.
	•	“Premium pricing” in accordance with the requirements below:
•

Lender may use the proceeds (referred to herein as the “Premium Pricing Proceeds”) that result from the sale of the Mortgage at a premium, with an interest rate that is in excess of the then-current market interest rate for like product.

		•	The limitations contained in the Selling Guide relating to contributions by interested parties shall not apply to the Premium Pricing Proceeds.

10.	Reserves

Where the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender must verify the availability of liquid assets as directed by DU. For non-DU manual underwriting or manual underwriting that results from a DU finding other than “Approve/Eligible” or “Approve/Ineligible,” Lender must verify that the

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 4
Amendment 20

borrower has sufficient liquid assets in reserve at closing equal to at least one mortgage payment, and such reserve may include funds received by the borrower as a gift (gifts for purposes of such reserve include funds received from a relative or from a church, municipality, employer, or nonprofit organization).

11.	Buydowns

A temporary interest rate buydown not to exceed one-half of one percent for the first three years of the Mortgage is permitted. Borrower will be underwritten at the bought-down interest rate. The buydown must otherwise meet the requirements of the Guides, including the allowance for buydown funds to come from any source or combination of sources (including Lender, foundations, places of worship, labor unions, employers or their designees, public agencies and nonprofits).

12.	Eligible Loan Purpose

All Mortgages must be originated simultaneously under (i) a purchase money transaction or (ii) a “no cash-out” refinance transaction where the refinance mortgage is equal to the outstanding principal balance of the existing first mortgage (except that the amount may be rounded up to the next $100 increment).

13.	Subordinate Financing

Subordinate financing must comply with the terms for Community Seconds mortgages, except that the requirement contained therein for a down payment from the borrower’s own funds shall be governed by Section 8 above (entitled “Minimum Borrower Contribution”) for the particular option.

14.	Credit History
If the Mortgage is underwritten through DU, and the DU finding is either “Approve/Eligible” or “Approve/Ineligible,” Lender does not need to evaluate the borrower’s credit history as set forth below.

For non-DU manual underwriting, or manual underwriting that results from a DU finding of other than “Approve/Eligible” or “Approve/Ineligible,” Lender must evaluate the borrower’s credit history using any one of the four options set forth below:

(a) Lender supplements its manual underwriting by obtaining a “representative” credit score on the borrower that is not less than 620.
(b)

Lender does not request a “representative” credit score on the borrower, but instead underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of:

(1) an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide), or
(2)

when the borrower does not have the type of credit that is traditionally reported to a credit repository, an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or

(3)

when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any).

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 5
Amendment 20

Provided, however, in all of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(c)

Where Lender requests a “representative” credit score on the borrower, but the borrower has no score due to no credit record with the repository, Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of:

	(1)	an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or
(2)

when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any).

Provided, however, in both of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(d)

Where Lender obtains a “representative” credit score on the borrower, but the score is less than 620, Lender underwrites the Mortgage using any one of the three options set forth below; provided, however, the borrower will not be eligible where eligibility could only be achieved by combining the following options (for example, “extenuating circumstances” may not be used to compensate for deficiencies upon application of the criteria for nontraditional credit history):

(1)

The borrower has an insufficient traditional credit history (as documented by reason codes showing lack of credit accounts, accounts not opened long enough, or lack of usage as the reasons for the low “representative” credit score), and Lender underwrites the Mortgage using the underwriting guidelines set forth in the  Selling Guide for Community Lending mortgages coupled with the development of

		(aa)	an acceptable nontraditional credit profile (under Part X, Section 304.02 of the Selling Guide), or
(bb)

when the borrower has not yet established a credit history or does not have sufficient credit documentation to meet the requirements for nontraditional credit, an acceptable “enhanced credit evaluation” for a nontraditional limited credit profile (“enhanced credit evaluation” for nontraditional limited credit requires both of the following: (i) 12 months rental history with no delinquencies, and (ii) no delinquencies in the past 12 months for other trade lines, if any). Provided, however, in both of these cases, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

(2)

Lender underwrites the Mortgage using the underwriting guidelines set forth in the Selling Guide for Community Lending mortgages coupled with the development of an acceptable traditional credit profile (under Part X, Section 304.01 of the Selling Guide). Provided, however, a borrower who has a prior bankruptcy or foreclosure in his or her credit history must have reestablished credit that satisfies the requirements of Part X, Section 803.02 of the Selling Guide.

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 6
Amendment 20

(3)

The borrower’s credit history was heavily influenced by credit deficiencies that were the result of a documented “extenuating circumstance,” and the borrower’s credit history has been reestablished and meets the conditions specified in the Selling Guide for the reestablishment of an acceptable credit history following an “extenuating circumstance” (under Part X, Section 803.02 of the Selling Guide).

In no circumstance may a nontraditional credit evaluation be used to offset derogatory credit.

15.	Mortgage Insurance

MyCommunityMortgage Mortgages delivered hereunder for which Fannie Mae will obtain “secondary market coverage” (“SMC”) must also comply with the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement (“SMC Eligible Mortgages”). Lender must comply with the eligibility requirements as determined by the applicable mortgage insurer. In addition, SMC Eligible Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. A06304, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-003-9 or 24837-002-5. For SMC Eligible Mortgages, individual loan mortgage insurance providing 35% coverage is required on all Mortgages where the LTV is above 80%. SMC Eligible MyCommunityMortgage Mortgages may be covered under “A Paper” or “A-Minus” mortgage insurance premium rates as determined by the eligibility requirements of the applicable mortgage insurer.

Fannie Mae anticipates that all SMC Eligible Mortgages will be delivered for coverage under SMC. Nevertheless, with respect to Mortgages that do not comply with the eligibility requirements of the applicable mortgage insurer for such “secondary market policy” terms or that are not otherwise delivered for coverage under SMC (collectively, “Non-SMC Mortgages”), individual loan mortgage insurance coverage is required as follows:

• LTV is 90.01% - 100.00%: 35%
• LTV is 85.01% - 90.00%: 30%
• LTV is 80.01% - 85.00%: 25%

Non-SMC Mortgages, (i) if delivered under MBS Delivery, must be delivered under Pool Purchase Contract no. to be determined, and (ii) if delivered under Cash Delivery, must be delivered under seller/servicer branch no. 23227-000-4 or 24837-000-9.

Note: SMC Eligible Mortgages and Non-SMC Mortgages may NOT be delivered under the same Pool Purchase Contract (if delivered under MBS Delivery), or under the same seller/servicer branch no. (if delivered under Cash Delivery). Nevertheless, SMC Eligible Mortgages may be delivered under the same Pool Purchase Contract or the same seller/servicer branch no. used with non-MyCommunityMortgage loans that comply with, and are delivered in connection with, the “secondary market policy” terms of the “Special Requirements” section of this Master Agreement.

The Lender is responsible for determining applicable state requirements relating to mortgage insurance availability for Mortgages having LTVs over 97%. If the specified mortgage insurance coverage is not available with respect to any mortgage, then such mortgage is ineligible for delivery to Fannie Mae.

16.	Homebuyer Education
All first-time borrowers must complete homebuyer education according to the provisions of the Selling Guide for prepurchase homebuyer education.

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 7
Amendment 20

17.	Delinquency Counseling
For all borrowers, Lender must follow the requirements of the Selling Guide and the Servicing Guide for postpurchase early delinquency counseling.

18.	Allocation

These terms and conditions do not contain a specific limitation on the aggregate principal amount of Mortgages that Lender may deliver or a date (other than the applicable Expiration Date) by which Lender must deliver the Mortgages. However, in order to be able to efficiently allocate the resources that Fannie Mae has made available for this pilot, Fannie Mae may from time to time and at any time set a limit on the aggregate principal amount of Mortgages that Lender may deliver or terminate Lender’s ability to deliver Mortgages under this pilot. If, after giving consideration to the aggregate principal amount of Mortgages that Lender has delivered and to the aggregate principal amount of commitments for such Mortgages that Lender has made, Fannie Mae elects to set a limit or terminate Lender’s participation, Fannie Mae will give Lender at least 90 days prior written notice of its intent to do so.

19.	Pricing for Cash Deliveries

Cash pricing is available through the MORNET Bulletin section of MORNET Manager. The MORNET Bulletin for Cash Pricing is contained in the Secondary Marketing section (Fannie Mae Pricing; Cash Pricing) of MORNET Manager. The selection is “MyCommunityMortgage Products.” The option for pricing using “Secondary Market Coverage” must be selected for Mortgages delivered for coverage under SMC, and the option for pricing using “standard” mortgage insurance must be selected for Non-SMC Mortgages. Cash Pricing screens are available for 30-year fixed-rate mortgages and for Eligible ARMs. For fixed-rate mortgages with terms of less than 30 years, Lender must contact Fannie Mae’s Cash Commitment window at 1-800-752-1080, option #5 Negotiated Pricing, and obtain a negotiated Cash Delivery commitment.

20.	Special Feature Code

For all Mortgages originated under these terms and conditions, Lender is required to enter Special Feature Code “481” on the Loan Schedule (Form 1068) or Schedule of Mortgages (Form 2005). ForCash deliveries, the Loan Schedule must be transmitted electronically through the MORNET Cash Delivery System”. For MBS deliveries, the Schedule of Mortgages must be submitted through the MORNET MBS Pool Submission System®.

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100 - 8
Amendment 20

ATTACHMENT A

MyCommunityMortgage Pilot Community Solutions 97, Community Solutions 100, and Community Solutions 2-Family Products Eligibility Matrix

Product Option	Loan Type	Purpose	Occupancy	Other Property Owned	Non-Occupant Co-borrower	Units	Maximum LTV	Maximum CLTV	Borrower Income	Subordinate Financing	MI Coverage	Temporary Interest Rate Buydown

Community Solutions 97	Fixed-Rate Mortgage, 7/1 or 10/1 ARMS	PMM or No Cash Out Refinance (Existing UPB of first mortgage rounded to the nearest $100)	Owner-Occupied	None	Not Allowed	One Unit	97% (90% for cooperatives)	105%	If borrower income exceeds area median income limitations, verify property is in a FannieNeighbors location through Fannie Mae’s geocoding service through efanniemae.com	Must meet Community Seconds guidelines	For SMC-Eligible = 35% for all LTVs For non-SMC=35% for LTVs of over 90-100% 30% for LTVs of over 85-90% 25% for LTVs of over 80-85%	1/2% over three years
Community Solutions 100							100%
Community Solutions 2-Family						2 Units	95%

Master Agreement MA02373.2
HCD - MyCommunityMortgage; Community Solutions 100  - 9
Amendment 20

[LETTERHEAD OF FANNIEMAE]

December 5, 2002

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 21
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variance – Replace page VAR 1 – 1 through VAR 1 – 4 Amendment 20 (dated 12/5/2002) with VAR 1 – 1 through VAR 1 – 8 Amendment 21 (dated 12/5/2002) behind the Variances tab.

•

New Variance – (a) Replace page VAR/TOC – 1 Amendment 20 (dated 12/5/2002) with VAR/TOC – 1 Amendment 21 (dated 12/5/2002) behind the Variances tab. (b) Insert pages VAR 5 – 1 through VAR 5 – 5 (dated 12/5/2002) behind the Variances tab.

•	Modified Pool Purchase Contracts
	(a)	A06302 – Replace pages FRM – 1 and FRM – 2 (dated 11/14/2002) with pages FRM – 1 and FRM – 2 (dated 12/5/2002) behind the Fixed-Rate tab.
	(b)	A06743 – Replace pages FRM – 1 and FRM – 2 (dated 11/14/2002) with pages FRM – 1 and FRM – 2 (dated 12/5/2002) behind the Fixed-Rate tab.

Master Agreement MA02373.2
LE - 1
Amendment 21

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	12-11-02

Agreed, acknowledged and accepted.

CRESCENT MORTGAGE SERVICES

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	12-11-02

Master Agreement MA02373.2
LE - 2
Amendment 21

VARIANCES

VAR 1	Bulk Alt A Product FRM
VAR 2	Desktop Underwriter ‘Expanded Approval with Timely Payment RewardsSM’ Initiative
VAR 3	Relocation Mortgages Guidelines/Trailing Secondary Wage Earner Income
VAR 4	Other Automated Underwriting Systems
VAR 5	Use of Other Automated Underwriting System (‘AUS’) For Certain Mortgages To Be Delivered No Later Than December 31, 2002

Master Agreement MA02373.2
VAR TOC - 1
Amendment 21

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

Master Agreement MA02373.2
VAR 1 - 1
Amendment 21

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 21

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

• 2nd Homes	2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 21

1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 21

December 2002 30 Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $12,242,510.00

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 21

December 2002 30 Year FRM
Schedule A
Profile Summary

Count	:	71
Volume	:	$12,242,510.00
WAC	:	6.5
WA OLTV	:	73.6
WA CLTV	:	73.6
WA State RTerm	:	359
WA Calc RTerm	:	0
WA Seas	:	3
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 21

December 2002 30 Year FRM
Schedule B
Lender Loan Numbers

Non-SMC
1000982817
1001014172
1000939353
1000956985
1000959526
1001063773
1001029675
1001035326
1001009446
1000950848
1000965747
1000889905
1000990638
1000999571
1001017936
1000989697
1000978328
1001036845
1001006418
1000986164
1000973287
1000997864
1000976850
1001036662
1001044013
1001058815
1001041530
1000905982
1001013539
1000935781
1000926996
1000999159
1000997898
1000997757
1001017555
1001012127
1000936417
1000904365
1000955698
1001016839

Master Agreement MA02373.2
VAR 1 - 7
Amendment 21

1000994416
1001046489
1000940229
1001014073
1000998466
1001007788
1000953297
1000988129
1000999258
1001036704
1000991099

SMC
1000853166
1000988988
1001016862
1000979631
1001013596
1001008737
1001020120
1001030194
1000968683
1001049798
1001014594
1001029709
1000997179
1001051992
1001010030
1001038056
1001045366
1001016995
1000721074
1000947646

Master Agreement MA02373.2
VAR 1 - 8
Amendment 21

VAR 5	Use of Other Automated Underwriting System (‘AUS’) For Certain Mortgages To Be Delivered No Later Than December 31, 2002

Lender may deliver the 74 (2-4 unit) mortgage loans identified in the attached Schedule “A” having an aggregate outstanding principal balance not to exceed $12,548,152 that were originated pursuant to the following terms and conditions (the “Mortgages”).

Fannie Mae recognizes that the Mortgages were submitted for evaluation to an automated underwriting system (“AUS”) other than DU. Lender may deliver the Mortgages to Fannie Mae in accordance with the provisions of this Variance, provided that Lender acknowledges and agrees not to use these provisions in any manner that would adversely select or harm Fannie Mae and:

1.

The Mortgages meet Fannie Mae’s eligibility requirements described in the Fannie Mae Selling Guide, as modified by the Master Agreement or the DU Guide, as any of the foregoing may be amended from time to time.

2.	Such Mortgages must receive a recommendation of “standard accept” (either full or streamlined documentation levels) or “accept plus” from the other AUS.

3.

All data pertaining to the Mortgage is complete and accurate, and all data on which the underwriting decision recommended by the other AUS was based remain unchanged as of the closing date for such Mortgage.

4.

Such Mortgages must be documented and closed in accordance with the requirements of the other AUS, except with respect to the appraisal requirements, as provided in Paragraph 13 below. Verification of all such data is provided with the delivered Mortgage loan file and such verification complies with the requirements of the other AUS. Lender must take all appropriate action in response to the verification messages/approval conditions that appear in the “findings” report that the other AUS produces with respect to the related Mortgage loan application prior to the closing of the Mortgage, with proper documentation in the loan file. Lender represents and warrants that copies of all reports generated by the other system will be included in the loan file, and that Lender is not prohibited from providing such copies.

5.

With the exception of Mortgages that are otherwise eligible for delivery under the Master Agreement or DU, Mortgages receiving a recommendation of “standard accept” (either full or streamlined documentation levels) or “accept plus” from the other AUS are not eligible for delivery under this Variance if the recommendation (a) includes a requirement for additional fees, credit enhancements, or other special conditions, except as otherwise expressly provided in Paragraph 9 below, or (b) the mortgage insurance coverage level obtained is lower than required per Fannie Mae’s Selling Guide, even if a reduced level of coverage is permitted by the other AUS recommendation.

6.	Lender and Fannie Mae must mutually agree upon any AUS employed by Lender prior to the delivery of such Mortgages to Fannie Mae.

7.

For all Mortgages, Lender must enter the borrower’s representative FICO credit score into the appropriate data field when submitting the Mortgage to Fannie Mae in accordance with the Fannie Mae Selling Guide.

Master Agreement MA02373.2
VAR 5 - 1
Amendment 21

8.

Except as otherwise provided herein, Lender makes all applicable selling representations and warranties as required by the Fannie Mae Selling Guide and the Mortgage Selling and Servicing Contract by and between Lender and Fannie Mae.

9.

The provisions of this Variance do not apply to any mortgage that is currently required by Fannie Mae to be submitted to DU for evaluation (“DU-Only Products”) (e.g., Flexible Mortgages), and such mortgages must be processed through DU and receive an acceptable recommendation in order to be eligible for delivery to Fannie Mae, except as follows: if there is a Mortgage product available in the other AUS that is equivalent to a DU-Only Product (as determined by Fannie Mae), then such Mortgage is eligible for delivery to Fannie Mae, subject at delivery to the (a) payment of all loan level price adjustments or special all-in yield pricing applicable to the equivalent DU-Only Product, and (b) identification by any special feature code applicable to the equivalent DU-Only Product.

10.	At delivery, Lender must:

(a)

identify all Mortgages underwritten using an AUS other than DU in accordance with this Variance by inserting the following Special Feature Code(s) on the Loan Schedule or Schedule of Mortgages, as applicable: (i) “361” for all Mortgages, and (ii) any other special feature code loan that would be required if the Mortgage had been submitted to DU prior to delivery; and

	(b)	pay all applicable loan level price adjustments required under Fannie Mae’s eligibility criteria.

11.

For Mortgages meeting the requirements set forth in this Variance, Fannie Mae will not require Lender to warrant that the Mortgage complies with the Fannie Mae Selling Guide’s requirements with regard to the application of underwriting judgment used by the AUS as it pertains to the borrower’s creditworthiness, provided the information that the other AUS used to reach its decision was not inaccurate or fraudulent.

12.

Fannie Mae will analyze the credit risks associated with such Mortgages and will provide Lender with the results of this analysis. If this analysis contains any credit score data or other consumer credit data under the FCRA, it is being provided to Lender as Fannie Mae’s agent for the limited purpose of reviewing such Mortgages to determine their conformance with Fannie Mae’s requirements. Upon request, Lender will provide to Fannie Mae any data or information relating to the Mortgages delivered to Fannie Mae that were processed through the other AUS, and Lender represents and warrants that Lender is not prohibited from providing such data or information to Fannie Mae. If Fannie Mae’s analysis indicates that a significant number of such Mortgages contained a high risk of default, Lender and Fannie Mae will work together to identify and implement product or process changes to reduce the number of such high risk Mortgages expected to be delivered during the following quarter (or, in lieu of product or process changes, Lender and Fannie Mae may discuss prospective price adjustments to compensate Fannie Mae for the risks associated with such Mortgages). If Fannie Mae and Lender cannot agree on the appropriate actions to be taken during the following quarter to address high risk Mortgages, then Fannie Mae reserves the right to discontinue accepting such Mortgages.

Master Agreement MA02373.2
VAR 5 - 2
Amendment 21

13.

With respect to all Mortgages underwritten using the other AUS, the property value must be supported by an interior and exterior appraisal performed using the Desktop Underwriter Quantitative Analysis Appraisal Report (Form 2055) in accordance with the requirements in the DU Guide, regardless of the finding by the other AUS. If a Mortgage is not eligible for Form 2055, per the DU Guide, then a full appraisal in accordance with the Fannie Mae Selling Guide is required.

14.

If Fannie Mae determines that Lender is using these provisions in any manner that is adversely selecting or harming Fannie Mae, then Fannie Mae may terminate Lender’s ability to deliver Mortgages underwritten by the other AUS upon 90-days notice.

15.	Mortgages underwritten using the other AUS may only be delivered to Fannie Mae through December 31, 2002.

Master Agreement MA02373.2
VAR 5 - 3
Amendment 21

Schedule “A”
Schedule of Mortgage Loans

1000944569
1000951853
1000955946
1000961258
1000966992
1000969418
1000974228
1000978633
1000988020
1000994531
1000995280
1000999506
1000999605
1001002284
1001002573
1001003662
1001003688
1001003886
1001006103
1001006111
1001007945
1001011400
1001011418
1001012770
1001013570
1001016813
1001018652
1001022605
1001022654
1001024312
1001027091
1001027273
1001027521
1001027935
1001028032
1001029154
1001029683
1001030244
1001031713
1001032422
1001033503
1001033842

Master Agreement MA02373.2
VAR 5 - 4
Amendment 21

1001034402
1001036530
1001036886
1001036902
1001036936
1001037058
1001037538
1001037918
1001037942
1001039187
1001040417
1001040524
1001040573
1001040771
1001040854
1001041951
1001044633
1001046083
1001046281
1001048238
1001051141
1001051414
1001053253
1001053410
1001064144
1001066180
1001066834
1001069507
1001069838
1001071784
1001081502
1001088275

Master Agreement MA02373.2
VAR 5 - 5
Amendment 21

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$: 40,400,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 - December 1, 2002

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 21

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 - December 1, 2002

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 21

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$25,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 - December 1, 2002

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 21

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 21

[LETTERHEAD OF FANNIEMAE]

December 18, 2002

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 22
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variance – Replace pages VAR 1 – 1 through VAR 1 – 21 (dated 12/15/2002) with pages VAR 1 – 1 through VAR 1 – 11 (dated 12/18/2002) behind the Variances tab.

•	Modified Pool Purchase Contract Numbers –
	(a)	A06302 – Replace page FRM – 1 (dated 12/5/2002) with page FRM – 1 (dated 12/18/2002) behind the Fixed-Rate tab.
	(a)	A06724 – Replace pages FRM – 1 and FRM – 2 (dated 11/22/2002) with pages FRM – 1 and FRM – 2 (dated 12/18/2002) behind the Fixed-Rate tab.
	(b)	A06743 – Replace pages FRM – 1 (dated 12/5/2002) with page FRM – 1 (dated 12/18/2002) behind the Fixed-Rate tab.

Master Agreement MA02373.2
LE - 1
Amendment 22

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	12-20-02

Master Agreement MA02373.2
LE - 2
Amendment 22

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie

Master Agreement MA02373.2
VAR 1 - 1
Amendment 22

Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(c) These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 22

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes

1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 22

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 22

December 2002 30-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $6,151,875.00

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 22

December 2002 30 Year FRM
Schedule A
Portfolio Summary
30-year Fixed-Rate with SMC

Count	:	12
Volume	:	$1,801,735.00
WAC	:	6.6
WA OLTV	:	88.9
WA CLTV	:	88.9
WA MTMLTV	:	88.9
WA State RTerm	:	360
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

30-year Fixed-Rate Non-SMC

Count	:	29
Volume	:	$4,350,140.00
WAC	:	6.4
WA OLTV	:	69.9
WA CLTV	:	69.9
WA MTMLTV	:	69.9
WA State RTerm	:	360
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%
Pct Approved	:	96.56%
Pct Referred	:	0.00%
Pct RWC	:	3.44%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 22

December 2002 30 Year FRM
Schedule B
Lender Loan Numbers

30-year with SMC
1001085768
1000853620
1001019130
1001020666
1001017894
1001050549
1001032836
1001060381
1001062312
1001097193
1000791333
1000992220

30-year non-SMC
1001073269
1001041415
1001049020
1001036316
1001054822
1001008232
1001014545
1001004215
1001027802
1000990711
1000984623
1001035995
1001050655
1001053022
1001058633
1001013042
1001061173
1001057551
1001052107
1001038395
1000990836
1001016219
1001059227
1001026614
1001051786
1001040441
1001036266
1001045960
1001067832

Master Agreement MA02373.2
VAR 1 - 7
Amendment 22

December 2002 15-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $4,133,100.00

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 8
Amendment 22

December 2002 15-Year FRM
Schedule A
Portfolio Summary

Count	:	32
Volume	:	$4,133,100.00
WAC	:	5.9
WA OLTV	:	61.2
WA CLTV	:	61.2
WA MTMLTV	:	61.2
WA State RTerm	:	180
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%
Pct Approved	:	100.00%
Pct Referred	:	0.00%
Pct RWC	:	0.00%

Master Agreement MA02373.2
VAR 1 - 9
Amendment 22

December 2002 15-Year FRM
Schedule B
Lender Loan Numbers

1001023843
1000982015
1000992808
1000863777
1001071479
1001071354
1001062452
1001038312
1001031754
1001032133
1001033040
1001051026
1001011160
1001031333
1001036498
1001016193
1001042470
1001046869
1001045630
1001050440
1001026309
1001090362
1001064334
1001057056
1001070372
1001041373
1000995967
1001009321
1000957686
1001042645
1001047784
1001047537

Master Agreement MA02373.2
VAR 1 - 10
Amendment 22

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-003-9
	Crescent Mortgage Services	24837-002-5

	Eligible Products:	30-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$144,900,550.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 – December 1, 2002

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 22

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-003-9
	Crescent Mortgage Services	24837-002-5

	Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$14,400,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 - December 1, 2002

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 22

Contract No. A06724.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	25.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06724.2
FRM - 2
Amendment 22

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-003-9
	Crescent Mortgage Services	24837-002-5

	Eligible Products:	30-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$29,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	December 1, 2002 - December 1, 2002

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 22

[LETTERHEAD OF FANNIEMAE]

January 7, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 23
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variance – Replace pages VAR 1 – 11 (dated 12/18/2002) with pages VAR 1 – 11 (dated 1/7/2003) behind the Variances tab.

•	Modified Pool Purchase Contracts –
	(a)	A06302 – Replace pages FRM – 1 and FRM – 2 (dated 12/18/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.
	(b)	A06724 – Replace pages FRM – 1 and FRM – 2 (dated 12/18/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.
	(c)	A06743 – Replace pages FRM – 1 and FRM – 2 (dated 12/18/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.
	(d)	A06808 – Replace pages FRM – 1 and FRM – 2 (dated 12/5/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.

Master Agreement MA02373.2
LE - 1
Amendment 23

(e)	A06810 – Replace pages FRM – 1 and FRM – 2 (dated 12/5/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.
(f)	A06901 – Replace pages FRM – 1 and FRM – 2 (dated 11/22/2002) with pages FRM – 1 and FRM – 2 (dated 1/7/2003) behind the Fixed-Rate tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles
Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	1-8-03

Master Agreement MA02373.2
LE - 2
Amendment 23

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (‘‘Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of

Master Agreement MA02373.2
VAR 1 - 1
Amendment 23

Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 23

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes

1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 23

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 23

January 2003 30-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $11,370,730

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 23

January 2003 30 Year FRM
Schedule A
Portfolio Summary
30-year Fixed-Rate

Count	:	68
Volume	:	$11,370,730.00
WAC	:	6.4
WA OLTV	:	76.0
WA CLTV	:	76.0
WA State RTerm	:	360
WA Calc RTerm	:	0
WA Seas	:	0
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 23

January 2003 30 Year FRM
Schedule B
Lender Loan Numbers

1001001039
1001003415
1000952455
1000979383
1000962306
1001043692
1001051406
1001042835
1001040052
1001063641
1001055902
1001028461
1001019825
1000903516
1000696730
1001092285
1001076692
1001079969
1001068616
1001072279
1001071370
1001085008
1001105582
1001066990
1001067295
1001079456
1001001161
1001065828
1001064821
1001075264
1001114592
1001074622
1001065794
1001087533
1001098704
1001031762
1001027067
1001106945
1001071990
1001080405

Master Agreement MA02373.2
VAR 1 - 7
Amendment 23

1001020880
1001113248
1001000676
1001056785
1001107414
1001075249
1000999126
1001130267
1001082179
1001053063
1001072014
1001070455
1001069499
1001104163
1001100922
1001038437
1000972727
1001084027
1001064458
1001068814
1001079316
1001074887
1001064474
1001067709
1001032273
1001044807
1000974798
1001070034

Master Agreement MA02373.2
VAR 1 - 8
Amendment 23

January 2003 15-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $3,967,800

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 9
Amendment 23

January 2003 15-Year FRM
Schedule A
Portfolio Summary

Count	:	26
Volume	:	$3,967,800.00
WAC	:	5.7
WA OLTV	:	63.2
WA CLTV	:	63.2
WA State RTerm	:	180
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 10
Amendment 23

January 2003 15-Year FRM
Schedule B
Lender Loan Numbers

1000997294
1001064045
1001064052
1001062361
1001062429
1001079530
1001069242
1001088945
1001101128
1001077096
1001027307
1001037165
1001061264
1001084126
1001061835
1000926137
1001061843
1000998482
1001047123
1001053089
1001065950
1001063625
1001093382
1001077393
1001068319
1000998698

Master Agreement MA02373.2
VAR 1 - 11
Amendment 23

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	24837-000-9

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$155,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 23

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 23

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	24837-000-9

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$19,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 23

Contract No. A06724.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Guaranty Fee:	27.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06724.2
FRM - 2
Amendment 23

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$32,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 23

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 23

Contract No. A06808.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	24837-000-9

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$42,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:

340 - Level I Expanded Approval, 341 - Level II Expanded Approva, 342 - Level III Expanded Approv, 361 - 3rd Autom U-Writng SYS, 376 - Level III TPR, 459 - Level II Timely Payment R, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
20-, 25-, and 30-year Fixed Rate Mortgages with LTVs <= 80%.

Pool Purchase Contract No. A06808.2
FRM - 1
Amendment 23

Contract No. A06808.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	20-, 25- and 30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	15.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06808.2
FRM - 2
Amendment 23

Contract No. A06810.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	24837-000-9

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$25,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:

340 - Level I Expanded Approval, 341 - Level II Expanded Approva, 342 - Level III Expanded Approv, 361 - 3rd Autom U-Writng SYS, 376 - Level III TPR, 459 - Level II Timely Payment R, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
10- and 15-Year Fixed Rate Mortgages with LTVs <= 80%.

Pool Purchase Contract No. A06810.2
FRM - 1
Amendment 23

Contract No. A06810.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	13.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06810.2
FRM - 2
Amendment 23

Contract No. A06901.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$5,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:

281 - Financed Prem Opt LTV 90, 361 - 3rd Autom U-Writng SYS, 442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Mortgages delivered under this contract are eligible for Radian Secondary Market Coverage.

Pool Purchase Contract No. A06901.2
FRM - 1
Amendment 23

Contract No. A06901.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/A *

Guaranty Fee:	24.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

*   If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06901.2
FRM - 2
Amendment 23

[LETTERHEAD OF FANNIEMAE]

January 15, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 24
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variances – Replace pages VAR 1 – 1 through VAR 1 – 11 (dated 1/7/2003) with pages VAR 1 – 1 through VAR 1 – 8 (dated 1/15/2003) behind the Variances tab.

•	Modified Pool Purchase Contracts –
	(a)	A06302 – Replace pages FRM – 1 and FRM – 2 (dated 1/7/2003) with pages FRM – 1 and FRM – 2 (dated 1/15/2003) behind the Fixed-Rate tab.
	(b)	A06743 – Replace pages FRM – 1 and FRM – 2 (dated 1/7/2003) with pages FRM – 1 and FRM – 2 (dated 1/15/2003) behind the Fixed-Rate tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten

Master Agreement MA02373.2
LE - 1
Amendment 24

business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	1-12-03

Master Agreement MA02373.2
LE - 2
Amendment 24

VAR 1            Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of

Master Agreement MA02373.2
VAR 1 - 1
Amendment 24

Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 24

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

• 2nd Homes	2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 24

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 24

January 2003 Second Deal 30-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $10,118,840

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 24

January 2003 Second Deal 30 Year FRM
Schedule A
Portfolio Summary
30-year Fixed-Rate

Count	:	59
Volume	:	$10,118,840.00
WAC	:	6.4
WA OLTV	:	74.8
WA CLTV	:	74.8
WA State RTerm	:	359
WA Calc RTerm	:	0
WA Seas	:	2
Pet Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 24

January 2003 30 Year FRM
Schedule B
Lender Loan Numbers with & without SMC

Loan Number	UPB

1000999761	96,000.00
1001005600	177,000.00
1001026895	200,000.00
1001034535	100,068.00
1001064904	264,200.00
1001070471	190,700.00
1001070505	121,000.00
1001074812	202,500.00
1001076650	211,000.00
1001077799	140,000.00
1001081296	147,000.00
1001081585	151,300.00
1001085735	215,400.00
1001086329	125,000.00
1001089026	149,200.00
1001091113	80,000.00
1001094273	119,000.00
1001097144	228,000.00
1001097524	181,000.00
1001098357	150,000.00
1001099488	238,400.00
1001101342	157,000.00
1001101904	247,000.00
1001105871	188,000.00
1001107380	229,250.00
1001110129	173,000.00
1001112521	240,000.00
1001113404	145,600.00
1001113800	118,000.00
1001114410	190,000.00
1001115615	240,000.00
1001116019	290,000.00
1001116761	235,000.00
1001117843	148,000.00
1001118106	83,350.00
1001122629	127,000.00
1001124807	83,000.00
1001126711	100,000.00
1001127008	211,400.00
1001128857	157,000.00

Master Agreement MA02373.2
VAR 1 - 7
Amendment 24

1001131463	220,400.00
1001135787	107,200.00
1001135928	252,122.00
1001137254	130,000.00
1001143153	204,000.00
1001149788	87,500.00
1000915403	157,000.00
1001092384	165,750.00
1001055936	103,500.00
1001058302	205,000.00
1001106135	143,100.00
1001106457	313,200.00
1001109295	79,200.00
1001113677	161,500.00
1001116712	270,000.00
1001129707	211,500.00
1001139227	76,500.00
1001142445	175,000.00
1001153228	207,000.00

Master Agreement MA02373.2
VAR 1 - 8
Amendment 24

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	23227-000-4
Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$163,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 24

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30 year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 24

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
Crescent Mortgage Services	23227-000-4
Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$32,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 24

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 24

[LETTERHEAD OF FANNIEMAE]

January 21, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 25
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variance – Replace pages VAR 1 – 1 through VAR 1 – 8 (dated 1/15/2003) with pages VAR 1 – 1 through VAR 1 – 1 through VAR 1 – 7 (dated 1/21/2003) behind the Variances tab.

•	Modified Pool Purchase Contract Number A06724 – Replace page FRM – 1 (dated 1/7/2003) with page FRM – 1 (dated 1/21/2003) behind the Fixed-Rate tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae

Master Agreement MA02373.2
LE - 1
Amendment 25

within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	1-24-03

Master Agreement MA02373.2
LE - 2
Amendment 25

VAR 1            Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie

Master Agreement MA02373.2
VAR 1 - 1
Amendment 25

Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(c) These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 25

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes
1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 25

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 25

January 2003 Third Deal 15-Year FRM
Bulk Mortgage Delivery Addendum

Maximum Volume: $2,442,700

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 25

January 2003 Third Deal 15 Year FRM
Schedule A
Portfolio Summary
15-year Fixed-Rate

Count	:	18
Volume	:	$2,442,700.00
WAC	:	5.8
WA OLTV	:	63.6
WA CLTV	:	63.6
WA State RTerm	:	180
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 25

January 2003 15 Year FRM
Schedule B
Lender Loan Numbers without SMC

1001063013	182,000.00
1000949642	123,500.00
1001147584	100,200.00
1001033123	87,000.00
1001114519	235,000.00
1001065976	132,000.00
1001084399	53,000.00
1001088473	101,000.00
1001050291	150,000.00
1001130846	125,000.00
1001141900	170,000.00
1001095932	135,000.00
1001119914	166,000.00
1001118650	170,000.00
1001106978	65,000.00
1001067162	257,000.00
1001096252	52,000.00
1001087152	139,000.00

Master Agreement MA02373.2
VAR 1 - 7
Amendment 25

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	24837-000-9

	Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$21,500,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	January 1, 2003 - January 1, 2003

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 25

[LETTERHEAD OF FANNIEMAE]

February 10, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 26
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variance – Replace pages VAR 1 – 1 through VAR 1 – 8 (dated 1/15/2003) with pages VAR 1 – 1 through VAR 1 – 12 (dated 2/11/2003) behind the Variances tab.

•	Add Pool Purchase Contract Numbers –
	(a)	A06302 – Replace pages FRM – 1 and FRM – 2 (dated 1/15/2003) with pages FRM – 1 and FRM – 2 (dated 2/11/2003) behind the Fixed-Rate tab.
	(b)	A06724 – Replace pages FRM – 1 and FRM – 2 (dated 1/7/2003) with pages FRM – 1 and FRM – 2 (dated 2/11/2003) behind the Fixed-Rate tab.
	(c)	A06743 – Replace pages FRM – 1 and FRM – 2 (dated 1/15/2003) with pages FRM – 1 and FRM – 2 (dated 2/11 /2003) behind the Fixed-Rate tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a

Master Agreement MA02373.2
LE - 1
Amendment 26

duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles
Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	2-12-03

Master Agreement MA02373.2
LE - 2
Amendment 26

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

Master Agreement MA02373.2
VAR 1 - 1
Amendment 26

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 26

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes
1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 26

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 26

February 2003 First Deal 15-Year FRM without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume: $4,700,000

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A-1” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A-1” and as identified on Schedule “B-1”. The term “CLTV” used in Schedule “A-1” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 26

February 2003 First Deal 15 Year FRM without SMC
Schedule A-1
Portfolio Summary
15-year Fixed-Rate

Count	:	34
Volume	:	$4,738,285
WAC	:	5.7
WA OLTV	:	61.8
WA CLTV	:	61.8
WA State RTerm	:	179
WA Calc RTerm	:	0
WA Seas	:	2
Pct Full/Alt Doc	:	0.0%
Pct Low/No Doc	:	100%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 26

February 2003 15 Year FRM
Schedule B-1
Lender Loan Numbers without SMC

1001058310
1001003654
1001104296
1001128998
1001075413
1001095304
1001085446
1001186749
1001140282
1001142049
1001142023
1001139169
1001163540
1001137023
1001135332
1001141454
1001121548
1001121282
1001108024
1001098589
1001094380
1001178480
1001176120
1001070927
1001091022
1001152527
1001152584
1001152550
1001159555
1001148822
1001148913
1001165263
1001123296
1001144755

Master Agreement MA02373.2
VAR 1 - 7
Amendment 26

February 2003 First Deal 30-Year FRM with & without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume:  $13,900,000

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A-2” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A-2” and as identified on Schedule “B-2” for loans without SMC and Schedule “B-3” for loans with SMC. The term “CLTV” used in Schedule “A-2” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 8
Amendment 26

February 2003 First Deal 30 Year FRM with & without SMC
Schedule A-2
Portfolio Summary
30-year Fixed-Rate

Count	:	80
Volume	:	$13,971,608
WAC	:	6.3
WA OLTV	:	70.5
WA CLTV	:	70.5
WA State RTerm	:	359
WA Calc RTerm	:	0
WA Seas	:	2
Pct Full/Alt Doc	:	0.00
Pct Low/No Doc	:	100%

Master Agreement MA02373.2
VAR 1 - 9
Amendment 26

February 2003 30 Year FRM
Schedule B-2
Lender Loan Numbers without SMC

1001102407
1001123353
1001113883
1001113420
1001079787
1001095106
1000960722
1000959435
1000662286
1001168960
1001168762
1001186178
1001142247
1001147659
1001149317
1001148038
1001135357
1001137510
1001160801
1001160769
1001163953
1001164563
1001146206
1001145299
1001139425
1001128535
1001146966
1001110996
1001114089
1001094398
1001094992
1000965754
1001061355
1001068996
1001066552
1001044336
1000929313
1001178134
1001188471
1001184538

Master Agreement MA02373.2
VAR 1 - 10
Amendment 26

1001100187
1001100294
1001103082
1001114204
1001115540
1001108701
1001107679
1001087897
1001152808
1001152998
1001149549
1001166014
1001167277
1001128782
1001126166
1001128006
1001130531
1001130861
1001130788
1001120722
1001119872
1001125622
1001143070
1001144789
1001133840
1001138138
1001136488
1001137114

Master Agreement MA02373.2
VAR 1 - 11
Amendment 26

February 2003 30 year FRM
Schedule B-3
Lender Loan Numbers with SMC

1001100096
1001147352
1001131646
1001159951
1001127321
1001085800
1001108362
1001178399
1000982122
1001084803
1001156494
1001141546

Master Agreement MA02373.2
VAR 1 - 12
Amendment 26

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

	Eligible Products:	30-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$175,400,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 – February 1, 2003

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 26

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 – February 1, 2003

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 26

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

	Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

	Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$26,200,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

	Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 – February 1, 2003

	Servicing Option:	Special

	Mortgage Type:	Conventional

	Remittance Cycle:	Standard

	Seasoning Requirements:	Current

	Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 26

Contract No. A06724.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 - February 1, 2003

Guaranty Fee:	26.00 Basis Points

Buyup/Buydown Grid:	Early (see additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06724.2
FRM - 2
Amendment 26

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$34,600,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 – February 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:

See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 26

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 – February 1, 2003

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 26

[LETTERHEAD OF FANNIEMAE]

February 19, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285
115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 27
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Variances – Replace page VAR 1 – 1 through 12 (dated 2/11/2003) with pages VAR 1 – 1 through 8 (dated 2/19/2003) under the Variance Tab.

•	Modified Pool Purchase Contracts –
	1.	Replace Pool Purchase Contract No. A06302, pages FRM – 1 through 2 (dated 2/11/2003) with pages FRM - 1 through 2 (dated 2/19/2003) under the Fixed-Rate Tab.
	2.	Replace Pool Purchase Contract No. A06724, page FRM – 1 (dated 2/11/2003) with page FRM - 1 (dated 2/19/2003) under the Fixed-Rate Tab.
	3.	Replace Pool Purchase Contract No. A06743, pages FRM – 1 through 2 (dated 2/11/2003) with pages FRM - 1 through 2 (dated 2/19/2003) under the Fixed-Rate Tab.

Master Agreement MA02373.2
LE - 1
Amendment 27

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae.

If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	2-21-03

Master Agreement MA02373.2
LE - 2
Amendment 27

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income, ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie

Master Agreement MA02373.2
VAR 1 - 1
Amendment 27

Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(c) These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 27

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:
Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None.

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes	1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 27

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade lines	Three (3) rated trades
Credit History	24 months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.
Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 27

February 2003 Second Deal 15-and 30 Year FRM with and without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume: $8,287,366

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 27

February 2003 Second Deal 15- and 30-Year FRM with and without SMC
Schedule A
Portfolio Summary
15- and 30-year Fixed-Rate

Count	:	49
Volume	:	$8,287,366.00
WAC	:	6.1
WA OLTV	:	70.0
WA CLTV	:	70.0
WA MTMLTV	:	70.0
WA State RTerm	:	309
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 27

February 2003 Second Deal 15- and 30-Year FRM with and without SMC
Schedule B
Lender Loan Numbers

15-year Non SMC

1001142478
1001195351
1001162344
1001182862
1001171907
1001177680
1001205044
1001209731
1000950509
1001207875
1001205317
1001205283
1001152147
1001145109
1001156411
1001161148

30-year SMC

1001127453
1001160843
1001177052
1001084266
1001198926
1001169927
1001153053

Master Agreement MA02373.2
VAR 1 - 7
Amendment 27

30-year Non SMC

1001159530
1001086253
1000750552
1001198835
1001198728
1001190014
1001157088
1001158698
1001147980
1001184264
1001203726
1001204278
1001213592
1001083185
1001115474
1001175155
1001188414
1001182664
1001181732
1001148772
1001151305
1001147493
1001147196
1001146578
1001165750
1001157906

Master Agreement MA02373.2
VAR 1 - 8
Amendment 27

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30 year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$180,400,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for	February 1, 2003 - February 1, 2003
Pools formed under this Contract:

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 27

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30 year fixed-rate level-payment mortgages

Earliest and Latest Dates for Pools formed under this Contract:	February 1, 2003 - February 1, 2003

Guaranty Fee:	41.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 27

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	10, 15 year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$28,200,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 - February 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 27

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30 year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$36,100,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	February 1, 2003 - February 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.
See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 27

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30 - year fixed-rate level-payment mortgages

Earliest and Latest Dates for Pools formed under this Contract:	February 1, 2003 - February 1, 2003

Guaranty Fee:	35.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 27

[LETTERHEAD OF FANNIEMAE]

March 7, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 28
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Master Conversion – Replace page MA – 4 (dated 2/5/2002) with page MA – 4 (dated 3/7/2003).

•	Modified Variance – Replace pages VAR 1 – 1 through VAR 1 – 8 (dated 2/19/2003) with pages VAR 1 – 1 through VAR 1 – 8 (dated 3/7/2003) behind the Variances tab.

•	Modified Pool Purchase Contracts A06302 and A06743 – Replace pages FRM – 1 and FRM - 2 (dated 2/19/2003) with pages FRM – 1 and FRM – 2 (dated 3/7/2003) behind the Fixed-Rate tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not

Master Agreement MA02373.2
LE - 1
Amendment 28

receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ MAC SMITH FOR DAVID BOWLES

David A. Bowles
Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	3-10-03

Master Agreement MA02373.2
LE - 2
Amendment 28

MASTER AGREEMENT

Master Conversion for Crescent Bank and Trust Company
MA02373.2-05

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae’s MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the “Conversion Period”) and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender’s sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:	MA02373.2

Mandatory Delivery Amount:	$224,000,000.00, plus or minus 5%

Effective Date:	January 1, 2003

Expiration Date:	June 30, 2003

MBS Contracts:	A06302, A06304, A06305, A06808, A06809, A06810m A06811 and A06743

Master Agreement MA02373.2
MA - 4
Amendment 28

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with, Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of

Master Agreement MA02373.2
VAR 1 - 1
Amendment 28

Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 28

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes
1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 28

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated
Mortgage/Revolving/	No Foreclosures.
Installment	No Bankruptcies.
No 30-day lates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 28

March 2003 30-Year FRM Deal with and without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume: $8,762,120.00

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 28

March 2003 30-Year FRM Deal with and without SMC
Schedule A
Portfolio Summary
30-year Fixed-Rate

Count	:	52
Volume	:	$8,762,120.00
WAC	:	6.3
WA OLTV	:	73.1
WA CLTV	:	73.1
WA MTMLTV	:	73.1
WA State RTerm	:	360
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc—:	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 28

March 2003 30-Year FRM Deal with and without SMC
Schedule B
Lender Loan Numbers

SMC:
1001145091
1001223872
1001225182
1001234796
1001222247
1001221256
1001245529
1001148731
1001177573
1001168697

Non-SMC:
1001163458
1001152014
1001149010
1001173176
1001178282
1001109659
1001009669
1001222221
1001227691
1001227659
1001228749
1001228459
1001241148
1001188216
1001187069
1001208485
1001204617
1001200110
1001205333
1001233913
1001210788
1001231768
1001241981
1001238805
1001142163
1001150018

Master Agreement MA02373.2
VAR 1 - 7
Amendment 28

1001178787
1001170487
1001252541
1001249836
1001223187
1001235819
1001164175
1001153681
1001205192
1001209491
1001216470
1001214939
1001214905
1001178589
1001180577
1001186277

Master Agreement MA02373.2
VAR 1 - 8
Amendment 28

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$188,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)
0
Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 28

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 28

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$38,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 28

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 28

[LETTERHEAD OF FANNIEMAE]

March 11, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285
115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 29
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Master Agreement – Replace pages MA – 3 and MA – 4 (dated 12/5/2002) with pages MA – 3 and MA – 4 (dated 3/11/2003).

•	Modified Variance – Replace pages VAR 1 – 1 through 8 (dated 2/19/2003) with pages VAR 1 – 1 through 7 (dated 3/11/2003) under the Variance Tab.

•	Modified Pool Purchase Contracts –
	1.	Replace Pool Purchase Contract No. A06724, pages FRM – 1 (dated 2/19/2003) and FRM – 2 (dated 2/11/2003) with pages FRM – 1 through 2 (dated 3/11/2003) under the Fixed-Rate Tab.
	2.	Replace Pool Purchase Contract No. A06901, pages FRM – 1 through 2 (dated 1/7/2003) with pages FRM – 1 through 2 (dated 3/11/2003) under the Fixed-Rate Tab.

Master Agreement MA02373.2
LE - 1
Amendment 29

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae.

If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANNIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ PARTHIV J. DAVE

Name:	PARTHIV J. DAVE
Title:	V.P.
Date:	3-17-03

Master Agreement MA02373.2
LE - 2
Amendment 29

EXHIBIT 1

TO MASTER AGREEMENT MA02373.2

Lender Name	Crescent Bank and Trust Company

Lender Number	23227-000-4

Delivery Term:	Second

Effective Date of Delivery Term:	August 1, 2001

Expiration Date of Delivery Term:	June 30, 2003

Estimated Dollar Volume for Delivery Term:	$440,000,000.00 (eligible for delivery only upon incremental conversions to Mandatory Delivery Amounts under one or more Master Conversions)

Master Agreement MA02373.2
MA - 3
Amendment 29

MASTER AGREEMENT

Master Conversion for Crescent Bank and Trust Company
MA02373.2-02

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae’s MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the “Conversion Period”) and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender’s sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:	MA02373.2

Mandatory Delivery Amount:	$230,000,000.00, plus or minus 5%

Effective Date	January 1, 2003

Expiration Date:	June 30, 2003

MBS Contracts:	A06302, A06303, A06304, A06305, A06724, A06743, A06808, A06809, A06810, A06811, A06901, AW6306

Master Agreement MA02373.2
MA - 4
Amendment 29

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/ Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/ Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

Master Agreement MA02373.2
VAR 1 - 1
Amendment 29

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 29

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple, 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores:
• Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes	1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:
Trade Lines	Three (3) rated trades
Credit History	24 Months
Credit Explanations	Not stated

Master Agreement MA02373.2
VAR 1 - 3
Amendment 29

Mortgage/Revolving/ Installment	No Foreclosures. No Bankruptcies. No 30-day dates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the downpayment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 29

March 2003 30-Year FRM Deal with and without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume: $5,608,100.00

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 29

March 2003 15-Year FRM Deal with and without SMC
Schedule A
Portfolio Summary
15-year Fixed-Rate

Count	:	35
Volume	:	$5,608,100.00
WAC	:	5.6
WA OLTV	:	62.9
WA CLTV	:	62.9
WA MTMLTV	:	62.9
WA State RTerm	:	180
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 29

March 2003 15-Year FRM Deal with and without SMC
Schedule B
Lender Loan Numbers

Non-SMC

1001094463
1001182326
1001113917
1000916195
1001226685
1001198918
1001188042
1001215613
1001223864
1001208394
1001251519
1001230513
1001240462
1001230463
1001252509
1001246097
1001151750
1001149416
1001168838
1001117116
1001213253
1001216132
1001224169
1001228079
1001228038
1001223492
1001184587
1001201407
1001202421
1001198173
1001203502

SMC:
1001246055
1001187689
1001124484
1001187440

Master Agreement MA02373.2
VAR 1 - 7
Amendment 29

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	10, 15 year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$33,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:

361 - 3rd Autom U-Writng SYS, 442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 29

Contract No. A06724.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10, 15 year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	27.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06724.2
FRM - 2
Amendment 29

Contract No. A06901.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	10, 15 year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$5,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:

361 - 3rd Autom U-Writng SYS, 442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Mortgages delivered under this contract are eligible for Radian Secondary Market Coverage.

Pool Purchase Contract No. A06901.2
FRM - 1
Amendment 29

Contract No. A06901.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10, 15 year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	N/ A *

Guaranty Fee:	24.50 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

* If no Earliest and Latest Issue Dates are specified in this MBS Pricing Confirmation, the above Guaranty Fee only applies to the Conversion Period according to the current Master Conversion. The Guaranty Fee is subject to change either after the Latest Issue Date, if one is specified above, or on the expiration of the current Conversion Period, to an amount agreed upon by Fannie Mae and Lender. If no Latest Issue Date is specified in this MBS Pricing Confirmation, then (a) if there is a change to the Guaranty Fee applicable to the next Conversion Period, a revised MBS Pricing Confirmation for this Contract will be sent to Lender; or (b) if there is no change to the Guaranty Fee, this MBS Pricing Confirmation will remain in effect until the expiration of the next Conversion Period, when the Guaranty Fee will again be subject to change upon agreement of the parties.

Pool Purchase Contract No. A06901.2
FRM - 2
Amendment 29

[LETTERHEAD OF FANNIEMAE]

March 19, 2003

Mr. Michael P. Leddy
Executive Vice President (Crescent Mortgage)
Crescent Bank and Trust Company
South Terraces, Suite 285 115 Perimeter Center Place
Atlanta, GA 30346

Subject	Master Agreement No:	MA02373.2
	Master Agreement Amendment No.:	Amendment 30
	Lender No.:	23227-000-4

Dear Mr. Leddy:

By execution of this Letter Agreement, Fannie Mae (“Fannie Mae”) and Crescent Bank and Trust Company (the “Lender”) agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender’s Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement shall have the meanings set forth in the Master Agreement.

For your convenience, we have summarized the amended terms and conditions below. However, the summary set forth below is for reference purposes only. The Lender and Fannie Mae shall rely solely on the attached amended pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

•	Modified Master Agreement, Exhibit 1 and Master Conversion – Replace pages MA – 3 and MA – 4 (dated 3/11/2003) with pages MA – 3 and MA – 4 (dated 3/19/2003).

•	Modified Variance – Replace pages VAR 1 – 1 through VAR 1 – 7 (dated 3/11/2003) with pages VAR 1 – 1 through VAR 1 – 8 (dated 3/19/2003) behind the Variances tab.

•	Modified Pool Purchase Contracts –
	(a)	A06302 – Replace pages FRM – 1 and FRM – 2 (dated 3/7/2003) with pages FRM – 1 and FRM – 2 (dated 3/19/2003) behind the Fixed-Rate tab.
	(b)	A06724 – Replace pages FRM – 1 and FRM – 2 (dated 2/19/2003 and 2/11/2003, respectively) with pages FRM – 1 and FRM – 2 (dated 3/19/2003) behind the Fixed-Rate tab.
	(c)	A06743 – Replace pages FRM – 1 and FRM – 2 (dated 3/7/2003) with pages FRM – 1 and FRM – 2 (dated 3/19/2003) behind the Fixed-Rate tab.

Master Agreement MA02373.2
LE - 1
Amendment 30

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Diane Stokes at Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.

Sincerely,

FANINIE MAE

By:	/s/ DAVID A. BOWLES

David A. Bowles
Customer Account Manager

Agreed, acknowledged and accepted.

CRESCENT BANK AND TRUST COMPANY

By:	/s/ MICHAEL P. LEDDY

Name:	Michael P. Leddy
Title:	EVP
Date:	3-21-03

Master Agreement MA02373.2
LE - 2
Amendment 30

EXHlBIT 1

TO MASTER AGREEMENT MA02373.2

Lender Name	Crescent Bank and Trust Company

Lender Number	23227-000-4

Delivery Term:	Second

Effective Date of Delivery Term:	August 1, 2001

Expiration Date of Delivery Term:	June 30, 2003

Estimated Dollar Volume for Delivery Term:	$447,000,000.00
(eligible for delivery only upon incremental conversions to Mandatory Delivery Amounts under one or more Master Conversions)

Master Agreement MA02373.2

Amendment 30

MASTER AGREEMENT

Master Conversion for Crescent Bank and Trust Company
MA02373.2-05

Upon entering into this Master Conversion, Lender is obligated to sell to Fannie Mae, and Fannie Mae is obligated to buy from Lender, Mortgages in the aggregate unpaid principal amount of the Mandatory Delivery Amount stated below under any of the following programs: Fannie Mae’s MBS program, Negotiated Cash Transactions or Standard Cash Transactions. Mortgages must be sold during the period commencing with the Effective Date set forth below and ending with the Expiration Date set forth below (the “Conversion Period”) and must meet all requirements set forth in the Master Agreement, as well as those set forth in the applicable MBS Contracts (as described below). There must be a valid MBS Pricing Confirmation for each MBS Contract below prior to Lender’s sale of any Mortgages under such MBS Contract.

Lender shall be deemed to have accepted the terms of this Master Conversion and all applicable MBS Pricing Confirmations either (i) upon execution of the Master Agreement or Master Agreement amendment to which this Master Conversion is attached, or (ii) if this Master Conversion is not attached to a Master Agreement amendment, then upon delivery of any Mortgages under the MBS Contracts during the current Conversion Period.

Master Agreement:	MA02373.2

Mandatory Delivery Amount:	$237,000,000.00, plus or minus 5%

Effective Date:	January 1, 2003

Expiration Date:	June 30, 2003

MBS Contracts:	A06302, A06304, A06305, A06808, A06809, A06810, A06811, A06724 and A06743

Master Agreement MA02373.2

Amendment 30

VAR 1	Bulk ALT A Product

1.

Lender may sell to Fannie Mae a loan package containing mortgages (“Mortgages”) that may have been originated with certain variances to Fannie Mae’s underwriting and documentation requirements described as one of the following Alt A products:

(a)

“Stated Income,” (SFC “442”) which is defined as: the borrower reports income on the Uniform Residential Loan Application (Form 1003) and a verbal Verification of Employment may be obtained. Lender is not required to verify the reported income, but must verify the borrower’s assets.

(b)

“No Ratio,” (SFC “443”) which is defined as: the borrower does not report income on the Uniform Residential Loan Application (Form 1003), so therefore no debt-to-income ratios are calculated. Lender is not required to verify the borrower’s income, but must verify the borrower’s assets.

(c)

“No Income/No Asset” (‘NINA’) (SFC “444”) which is defined as: the borrower does not report either income or assets on the Uniform Residential Loan Application (Form 1003). Lender is not required to verify the borrower’s income or assets.

(d)

“Full/Alternative Documentation (SFC “512”) which is defined as: the borrower reports income and assets on the Uniform Residential Loan Application (Form 1003) and Lender must verify reported income and assets.

Lender must document the Mortgage file with a statement describing the Mortgage either as a Stated Income, a No Ratio, a NINA, or a Full/Alternative Documentation Alt A product.

2.	Lender must provide the borrower’s FICO credit score at delivery of each Mortgage under this Variance.

3.	Eligible products include fixed-rate, first-lien, fully amortizing mortgages.

4.

Lender’s underwriting guidelines for origination of Stated Income, No Ratio, or NINA Alt A products are described in Attachment 1 (“Lender’s Underwriting Guidelines”). Notwithstanding any contrary provisions contained in Lender’s Underwriting Guidelines, the only Mortgages eligible for delivery to Fannie Mae are those Mortgages that are originated in accordance with Lender’s guidelines for Stated Income, No Ratio, or NINA Alt A products described in Lender’s Underwriting Guidelines and meet Fannie Mae’s general eligibility criteria, as modified by the applicable provisions of Attachment 1. Fannie Mae reserves the right to review all mortgages offered for sale by Lender, and although certain mortgages may meet Underwriting Guidelines, Fannie Mae is not obligated to buy all of such mortgages.

5.

Lender represents and warrants that all information concerning the Mortgages submitted by Lender to Fannie Mae in electronic format or otherwise is true, accurate, and complete. Notwithstanding the accuracy of the information submitted by Lender, Lender represents and warrants that all Mortgages comply with Lender’s Underwriting Guidelines. Lender acknowledges that that Fannie Mae does not waive any of such representations and warranties of

Master Agreement MA02373.2
VAR 1 - 1
Amendment 30

Lender by offering to buy or accepting delivery of any Mortgages. A breach of any of Fannie Mae’s underwriting criteria or any modification thereof, as described herein, shall be deemed to be a breach of warranty by Lender, as provided in the Selling Guide.

6.

All Stated Income, No Ratio, or NINA Mortgages must be delivered to Fannie Mae under Pool Purchase Contract A06302, A06743, and A06724 (fixed-rate Mortgages). FOR CASH: under Fannie Mae’s Negotiated Transactions for cash purchase.

7.	With respect to all Mortgages sold and delivered to Fannie Mae pursuant to this Variance:

(a)

Lender represents and warrants that the Mortgages comply with all applicable representations and warranties as set forth in the Selling Guide, and Lender makes all selling warranties with respect to the Mortgages, except as otherwise expressly provided in this Variance.

(b)

Lender acknowledges that the terms and conditions on which Fannie Mae has agreed to acquire the Mortgages assume that pool or primary mortgage insurance is obtainable for the Mortgages after delivery of the Mortgages to Fannie Mae. Lender represents and warrants that none of the Mortgages has been originated or serviced with fraud, misrepresentation, or negligence, or with any act that is dishonest, criminal, or knowingly wrongful, that would (1) cause a mortgage insurer to decline to insure a Mortgage, or (2) entitle a mortgage insurer to deny a claim pursuant to a mortgage insurance policy exclusion to coverage encompassing fraud, misrepresentation, negligence, or dishonest, criminal, or knowingly wrongful acts in origination or servicing.

	(c)	These representations and warranties survive purchase of and payment for the Mortgage, apply to each Mortgage, and inure to the benefit of Fannie Mae, its successors and assigns.

8.

Fannie Mae and Lender agree that multiple bulk mortgage deliveries may be made under this Variance. With respect to each such delivery, a Bulk Mortgage Delivery Addendum containing specific information with respect to the corresponding Mortgages being delivered will be completed and added to this Variance, and shall become a part of this Variance and this Master Agreement for all purposes.

Master Agreement MA02373.2
VAR 1 - 2
Amendment 30

Attachment 1

Lender’s Underwriting Guidelines Approved by Fannie Mae

Mortgages may contain only the following variances to Fannie Mae’s underwriting and documentation guidelines:

Crescent Mortgage’s Credit Plus Program
No Income – No Ratios/No Asset Verifications

No Income No Ratios / No Asset Verification

Program Type	PMM, R/T Refi, COR

Product Type	FRM only

Amortization Terms	15- and 30- year

Eligible Units	1-2 unit properties

Eligible Properties	Fee Simple; 1-2 unit attached and detached properties. Condominiums are also eligible. NO mobile homes or manufactured housing units. Also, no excess acreage – value not to exceed 33% of total.

Geographic Limitations	None

Occupancy Status	Owner Occupied and 2nd Homes

Borrower Eligibility

Designed for the borrower who has income and assets, but does not want to deal will all regular documentation requirements, and for borrowers who are changing jobs, between jobs, relocating, retiring, or have recently become self-employed. All borrowers must meet credit score requirements. No loans to builders or developers.

Appraisal	New full Uniformed Residential Appraisal Report required for all loan types. Plus, a review appraisal if the transaction is a refinance and the LTV is greater than 75%.

Mortgage Insurance	Standard mortgage insurance required.

Maximum LTVs and Credit Scores: • Owner Occupied:	1-unit: PMM & R/T Refi to 90% LTV with a credit score of 700; 75% with a credit score of 680.

1-unit: COR to 70% with a credit score of 700; 65% with a credit score of 680.

2-unit: PMM & R/T Refi to 85% LTV with a credit score of 700; 70% with a credit score of 680.

2-unit: COR to 65% with a credit score of 700; 60% with a credit score of 680.

• 2nd Homes	1-unit only; PMM & R/T Refi to 80% with a credit score of 720; 75% with a credit score of 700; 70% with a credit score of 680; COR to 70% with a credit score of 700; 65% with a credit score of 680.

Secondary Financing	No Subordinate financing allowed on new loan.

Credit Report	Three In-file merged credit report.

Qualifying Debt Ratios:	Ratios are not considered.

Master Agreement MA02373.2
VAR 1 - 3
Amendment 30

Reserves:	No assets are verified; reserves are not required.

Credit Criteria:	Three (3) rated trades
Trade Lines	24 Months
Credit History	Not stated
Credit Explanations	No Foreclosures.
Mortgage/Revolving/	No Bankruptcies.
Installment	No 30-day dates on any mortgages in the past 24 months.

Credit Report Letter of Explanation	Not required as this product is credit score driven.

Sale Proceeds	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Down Payment:	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Liquid assets (checking, savings, CD’s, money market funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Non-depository assets (stocks, bonds, retirement funds, trust funds, etc.)	Assets are not verified; however, assets stated on the Application must be sufficient to make the down payment.

Seller contributions	Per Fannie Guides.

Gift Funds	No gifts allowed.

Verification of mortgage or rental history	Required if mortgage history not on credit report. Rental history verification not required.

Salaried/Wage Earner Employment Verification	No verification. Stated income/employment only.

Self-Employed Income/Employment Verification	No verification. Stated income only. No 4506 required.

Self-employed Profit & Loss/ Balance Sheet	Income verification is not required. No 4506 required.

Other Income: Retirement, SS, alimony, child support, etc.	No verification. Stated income only.

No Income No Ratios / No Asset Verification

Salary or hourly wage earnings and overtime and bonus income	No verification. Stated income only.

Commission income and independent contractor	No verification. Stated income only.

Master Agreement MA02373.2
VAR 1 - 4
Amendment 30

March 2003 PART 2 15 and 30-Year FRM Deal with and without SMC
Bulk Mortgage Delivery Addendum

Maximum Volume: $6,879,740

Lender shall deliver the Mortgages described in the Profile Summary Schedule “A” unless the Mortgage doesn’t meet Lender’s Underwriting Guidelines or it pays off, becomes delinquent, falls out for similar acceptable reasons prior to the delivery date. Lender represents and warrants that the Mortgages are as described in Profile Summary set forth in Schedule “A” and as identified on Schedule “B”. The term “CLTV” used in Schedule “A” and this Contract is the “Current Loan-to-Value Ratio”. “Current Loan-to-Value Ratio” is the loan-to-value ratio based upon the issue date principal balance of each Mortgage and the original appraised value of the property securing each such Mortgage.

Master Agreement MA02373.2
VAR 1 - 5
Amendment 30

March 2003 PART 2 15- and 30-Year FRM Deal with and without SMC
Schedule A
Portfolio Summary

Count	:	47
Volume	:	$6,879,740.00
WAC	:	6.2
WA OLTV	:	71.0
WA CLTV	:	71.0
WA MTMLTV	:	71.0
WA State RTerm	:	337
WA Calc RTerm	:	0
WA Seas	:	1
Pct Full/Alt Doc	:	0.00%
Pct Low/No Doc	:	100.00%

Master Agreement MA02373.2
VAR 1 - 6
Amendment 30

March 2003 PART 2 15- and 30-Year FRM Deal with and without SMC
Schedule B
Lender Loan Numbers

30 Year Non-SMC
1001170818
1001245636
1001234754
1001240322
1001247087
1001253945
1001215282
1001231420
1001221090
1001223211
1001270279
1001255650
1001246170
1001234150
1001217593
1001230695
1001157740
1001139946
1001058849
1001048394
1001270048
1001211513
1001213329
1001214921
1001255841
1001256542
1001242559

30 Year SMC
1001243136
1001237914
1001260957
1001210135
1001226594
1001298668
1001246451
1001229770
1001173325
1001196656
1001246006

Master Agreement MA02373.2
VAR 1 - 7
Amendment 30

15 Year Non-SMC
1001243813
1001208881
1001275633
1001203643
1001237716
1001115516
1001269859
1001259744
1001223799

Master Agreement MA02373.2
VAR 1 - 8
Amendment 30

Contract No. A06302.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$192,400,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Crescent Credit Plus Fixed-Rate Mortgage Product.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06302.2
FRM - 1
Amendment 30

Contract No. A06302.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	41.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06302.2
FRM - 2
Amendment 30

Contract No. A06724.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$34,000,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.

Pool Purchase Contract No. A06724.2
FRM - 1
Amendment 30

Contract No. A06724.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	10- and 15-year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	26.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06724.2
FRM - 2
Amendment 30

Contract No. A06743.2

FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT
WITH PRICING CONFIRMATION

MASTER AGREEMENT MA02373.2

Lender:	Crescent Bank and Trust Company	Lender Number: 23227-000-4
	Crescent Mortgage Services	23227-000-4
	Crescent Mortgage Services	23227-003-9
24837-000-9
24837-002-5

Eligible Products:	30-year fixed-rate level-payment mortgages

Maximum Amount of Pool Purchase Transactions for Delivery during First Delivery Term:	$39,600,000.00 (See current Master Conversion for actual volume eligible for delivery during the current Conversion Period.)

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Servicing Option:	Special

Mortgage Type:	Conventional

Remittance Cycle:	Standard

Seasoning Requirements:	Current

Special Feature Codes:	442 - Flow Alt-A Stated Income, 443 - Flow Alt-A No Ratio, 444 - Flow Alt-A NINA, and Per Selling Guide, Guide to Underwriting with Desktop Underwriter and applicable attachments.

Additional Terms:
See MBS Pricing Confirmation(s) attached hereto and incorporated herein.
Pool contract price adjustment is waived.
Lender is allowed a maximum buyup to 22.50 basis points with the expectation that Lender will manage deliveries to a weighted average buyup of 16.00 basis points.
Radian Secondary Market Coverage required. Crescent Credit Plus Fixed-Rate Mortgage Product > 80% LTV.

See Schedule “A” August 2002 for eligible loans, which is attached to the Bulk Alt A Product - FRM Variance. Lender represents and warrants that all such Mortgages meet standard Fannie Mae guidelines or the Alt-A guidelines incorporated in this Master Agreement.

Pool Purchase Contract No. A06743.2
FRM - 1
Amendment 30

Contract No. A06743.2

MBS Pricing Confirmation for Crescent Bank and Trust Company
MA02373.2

As a condition to Lender’s sale of Mortgages under this MBS Contract at the pricing specified below, there must be a current Master Conversion. The current Master Conversion governs Lender’s ability to sell Mortgages under the Master Agreement, notwithstanding any date specified as the “Latest Issue Date” on Page 1 of this MBS Contract or below.

Eligible Products:	30 year fixed-rate level-payment mortgages

Earliest and Latest Issue Dates for Pools formed under this Contract:	March 1, 2003 - March 1, 2003

Guaranty Fee:	35.00 Basis Points

Buyup/Buydown Grid:	Early (See additional terms in the MBS Guaranty Fee and Buyup/Buydown Information in the Preamble section.)

Pool Purchase Contract No. A06743.2
FRM - 2
Amendment 30